                                                                 EXHIBIT 10.23

                              SUBLEASE AGREEMENT
                              ------------------

    I.  DEFINED TERMS
        -------------

        Base Rent:

                                        Months          Monthly Base Rent
                                        ------          -----------------
                                        1 - 12          $71,500 ($1.30 per
                                                        rentable square foot).

                                        13 - 24         $74,250 ($1.35 per
                                                        rentable square foot).

                                        25 - 36         $77,000 ($1.40 per
                                                        rentable square foot).

                                        37 - 48         $79,750 ($1.45 per
                                                        rentable square foot).

                                        49 - 60         $82,500 ($1.50 per
                                                        rentable square foot).

                                        61 - 72         $85,250 ($1.55 per
                                                        rentable square foot).

                                        73 - 84         $88,000 ($1.60 per
                                                        rentable square foot).

                                        85 - 96         $90,750 ($1.65 per
                                                        rentable square foot).

                                        97- 108         $93,500 ($1.70 per
                                                        rentable square foot).

                                        109 - 118       $96,250 ($1.75 per
                                                        rentable square foot).


                Building:               2251 Lawson Lane in Santa, California.

                Effective Date:         January 12, 1998.

                Expiration Date:        November 30, 2008.


                Landlord:               John A Sobrato and Susan R. Sobrato, a
                                        married couple, Carl E. Berg and Mary
                                        Ann Berg, a married couple, Clyde J.
                                        Berg and Nancy Berg, a married couple,
                                        and Robert M. Granum, II and Kay Granum.

                Master Lease:           That certain Lease Agreement dated April
                                        3, 1979, as amended by an Addendum No. 1
                                        to Lease dated June 7, 1979, Addendum
                                        No. 2 to Lease dated October 19, 1979
                                        and Addendum No. 3 to Lease dated
                                        December 17, 1979.

                Permitted Uses:         Sales and data center and other legal
                                        related uses.

                Premises:               Improved real property as more
                                        particularly described in the Master
                                        Lease, attached hereto as Exhibit A.
                                                                  ---------

                Commencement Date:      February 1, 1998.

                Security Deposit:       See Section 10 hereof.

                Sublessee:              Exodus Communications, Inc., a
                                        California corporation

                Sublessee's Address:    2251 Lawson Lane
                                        Santa Clara, California 94088-3470
                                        Attention:  Chief Operating Officer
                                        Phone:  (408) 346-2000

                                        with a copy to:

                                        Exodus Communications
                                        2650 San Tomas Expressway
                                        Santa Clara, California  55051
                                        Attention:  General Counsel

                Sublessee's Share:      Forty-One Percent (41%)

                Sublessor:              AMDAHL CORPORATION, A Delaware
                                        corporation

                Sublessor's Address:    1250 East Arques Avenue
                                        Mail Stop 110
                                        P.O.  Box 3470
                                        Sunnyvale, California  94088-32470
                                        Attn:  Director, Corporate Real Estate
                                        Phone:  (408) 746-6639

                Sublet Space;           That portion of the Premises covering
                                        the second floor of the Building, as
                                        more particularly described in the
                                        Sublet Space Floor Plan, attached hereto
                                        as Exhibit B, consisting of
                                           ---------
                                        approximately 55,000 rentable square
                                        feet.

                Term:                   One Hundred Eighteen (118) months,
                                        commencing on the Commencement Date and
                                        ending on the Expiration Date, unless
                                        terminated earlier in accordance with
                                        its terms.

                Broker:                 Sublessor:      Grubb & Ellis/Colliers
                                                        Parrish International
                                        Sublessee:      CPS

                Exhibits:               Exhibit A - Sublet Space Floor Plan
                                        ---------
                                        Exhibit B - Master Lease
                                        ---------
                                        Exhibit C - Antenna Site License
                                        ---------   Agreement
                                        Exhibit D - Sublessor's Work
                                        ---------

                              SUBLEASE AGREEMENT
                              ------------------
                         (Exodus Communications, Inc.)

          THIS SUBLEASE ("Sublease"), dated January __, 1998 (the "Effective Date"), is made by and between AMDAHL CORPORATION, a Delaware corporation ("Sublessor"), and EXODUS COMMUNICATIONS, INC., a California corporation ("Sublessee").

                                   RECITALS
                                   --------

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

          A. John A. Sobrato and Susan R. Sobrato, a married couple, Carl E Berg and Mary Ann Berg, a married couple, Clyde J. Berg and Nancy Berg, a married couple, and Robert M. Granum, II and Kay Granum (collectively, the "Landlord"), as landlord, and Sublessor, as tenant, are now parties to that certain Lease Agreement dated April 3, 1979, as amended by an Addendum No. l to Lease dated June 7, 1979, Addendum No. 2 to Lease dated October 19, 1979 and Addendum No. 3 to Lease dated December 17, 1979 (as amended, the "Master Lease") with respect to certain premises (the "Premises") located at 2251 Lawson Lane in Santa Clara, California.

          B. Sublessor desires to sublease to Sublessee the Sublet Space in the Premises and Sublessee desires to sublease the Premises from Sublessor on all of the terms, covenants and conditions hereinafter set forth.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

          1.  SUBLEASE.  Sublessor shall sublease to Sublessee, and Sublessee
              --------
shall sublease from Sublessor, the Sublet Space for the Term upon all of the terms, covenants and conditions herein contained. In addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements ("Improvements") on the Sublet Space constructed and/or owned by Sublessor, upon all of the terms, covenants and conditions herein contained. As used herein, "Sublet Space" shall include the Sublet Space and the Improvements. Sublessee shall have access to the Sublet Space twenty-four
(24) hours a day, seven (7) days a week, including weekends and holidays.

                a.  EARLY OCCUPANCY. Sublessee may, at Sublessee's sole risk,
                    ---------------
enter the Sublet Space prior to the Commencement Date solely to install trade fixtures and equipment; provided, however, that (a) Sublessee's early entry shall not interfere with Sublessor's construction or repair activities on the Sublet Space or cause labor difficulties; (b) Sublessee shall provide Sublessor with satisfactory evidence that Sublessee has obtained the insurance required of Sublessee under this Sublease; (c) such early occupancy shall be on all of the terms and conditions of this Sublease (except for Sublessee's obligations to pay Base Rent and

Additional Rent), and (d) Sublessee shall pay Sublessor the utility charges related to such early occupancy by Sublessee.

                b.  SATELLITE DISH LICENSE AGREEMENT.  On the Effective Date,
                    --------------------------------
Sublessor and Sublessee shall enter into an Antenna Site License Agreement in the form attached hereto as Exhibit C.

          2.  CONDITION OF SUBLET SPACE.
              -------------------------

                a.  PHYSICAL CONDITION.  As of the Effective Date, Sublessee
                    ------------------
acknowledges that Sublessee shall have conducted Sublessee's own investigation of the Sublet Space and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, which in Sublessee's Judgment affect or influence Sublessee's use of the Sublet Space and Sublessee's willingness to enter this Sublease. Sublessee recognizes that Sublessor would not sublease the Sublet Space except on an "as is" basis and acknowledges that Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Sublet Space, except as described in Section 2.c. below. Sublessee shall rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor (except the representation of Sublessor in
Section 2.c. below), express or implied. Sublessee further recognizes and agrees that neither Sublessor (except as described in Exhibit D below) nor
                                                      ---------
Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Sublet Space; provided, however, Sublessor shall deliver the Sublet Space to Sublessee in broom clean condition.

                b.  FURTHER INSPECTION.  Sublessee represents and warrants to
                    ------------------
Sublessor that as of the Effective Date Sublessee shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Sublet Space for Sublessee's purposes. Sublessee has and will rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied.

                c.  SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. Sublessor hereby
                    ------------------------------------------
represents and warrants to Sublessee that: (i) the Building systems servicing the Sublet Space are in good working order and condition as of the Commencement Date of this Sublease, (ii) to the best of Sublessor's knowledge, the Sublet Space, including any Improvements therein made by Sublessor (a) were in compliance with all applicable laws at the time they were built, and (b) are in good working order and condition as of the Commencement Date. Unless Sublessor receives a written notice regarding an alleged breach of the representations and warranties of Sublessor contained herein on or prior to the date that is six (6) months after the Effective Date, then Sublessor's obligations and liability with respect to such representation, warranty or covenants shall terminate at such time.

          3.  SUBLEASE SUBJECT TO MASTER LEASE.
              --------------------------------

                a.  INCLUSIONS. It is expressly understood, acknowledged and
                    ----------
agreed by Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in
Section 3.b herein, modified as appropriate in the circumstances so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Sublessor of the particular Sublet Space covered hereby. Whenever the word "Premises" is used in the Master Lease, for purposes of this Sublease, the word Sublet Space shall be substituted. Sublessee shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Sublet Space and shall satisfy all applicable terms and conditions of the Master Lease relating to the Sublet Space for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Sublessee" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublessor" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Sublessee or upon the failure of Sublessee to pay Rent or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor. Sublessee hereby agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof not due to a default by Sublessor thereunder shall likewise terminate this Sublease.

                b.  EXCLUSIONS. The terms and provisions of the following
                    ----------
Sections and portions of the Master Lease are not incorporated into this
Sublease: the preamble, 2, 3, 4, 5, 7, 13, 15, the last paragraph of 17, 20, 21, 22, 24, 25, 31, 33, 34 and 35 and Amendment No. 1, Amendment No. 2 and Amendment No. 3 to Lease.

                c.  TIME FOR NOTICE. The time limits provided for in the
                    ---------------
provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

          4.  OBLIGATIONS.  It shall be the obligation of Landlord to (i)
              -----------
provide all services to be provided by Landlord under the terms of the Master Lease, and (ii) to satisfy all obligations and covenants of Landlord made in the Master Lease. Sublessee acknowledges that Sublessor shall be under no obligation to provide any such services or satisfy any such obligations or covenants;

provided, however, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce all obligations of Landlord under the Master Lease.

          5.  BASE RENT.  Upon execution hereof, Sublessee shall deliver the
              ---------
first month's Base Rent to Sublessor, to be applied against Sublessee's first obligation to pay Base Rent hereunder. Sublessee shall pay to Sublessor the Base Rent in advance on the first day of each month of the Term, commencing on the Commencement Date without being invoiced by Sublessor. In the event the first day of the Term shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar months the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor, in lawful money of the United States and without deduction or offset for any cause whatsoever.

          6.  TAXES.
              -----

                a.  REAL PROPERTY TAXES. Sublessee shall pay to Sublessor
                    -------------------
Sublessee's Share of the real property taxes due for the Property and owed by Sublessor pursuant to the terms of the Master Lease. Those taxes shall be paid as provided for in Section 8 below.

                b.  PERSONAL PROPERTY TAXES. Prior to delinquency, Sublessee
                    -----------------------
shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Sublet Space by Sublessee; and Sublessee shall provide Sublessor copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Sublessee, Sublessee shall pay the amount thereof as invoiced by Sublessor.

          7.  OPERATING EXPENSES.
              ------------------

                a.  PAYMENT OF OPERATING EXPENSES. Sublessee shall pay to
                    -----------------------------
Sublessor Sublessee's Share of the Operating Expenses for the Building and Property.

                b.  DEFINITION OF OPERATING EXPENSES. "Operating Expenses" shall
                    --------------------------------
include all Expenses incurred by Sublessor in the operation, maintenance, repair and management of the Property and the Building during the Sublease Term, including, but not limited to, (a) repair, maintenance, utility costs and landscaping of the common areas of the Property; (b) repair and management of the Building interior and exterior and the structural portions of the roof; (c) insurance premiums and/or reserves or deductibles relating to the insurance and/or self-insurance maintained by Sublessor with respect to the Property; (d) maintenance contracts for HVAC and other Building systems and elevators, if any;
(e) telephone service, (f) garbage service and other utilities serving the Sublet Space which are not separately metered, and (g) capital improvements made to or capital assets acquired for the Property after the Commencement Date that reduce Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Property or are required under any governmental law or regulation, which capital costs or allocable portion thereof shall be amortized over the period determined by Sublessor, together with interest on the unamortized balance at the Applicable Interest Rate (as defined in Section 9 below), but in no event more than the maximum rate permitted by law. Operating Expenses shall not include maintenance or replacement of building foundations, exterior walls or the roof membrane.

                c.  UTILITIES.  The Sublet Space shall be separately metered at
                    ---------
Sublessee's expense. Sublessee shall promptly pay, as the same become due, all charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Sublessee on or about the Sublet Space during the Term, including, without limitation, (1) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Sublet Space as of the Commencement Date), and (2) penalties for discontinued or interrupted service.

          8.  ESTIMATED EXPENSES.
              ------------------

                a.  PAYMENT. "Estimated Expenses" for any particular year shall
                    -------
mean Sublessor's estimate of Operating Expenses and real property taxes (collectively referred to as "Building Costs") for a calendar year. On or about the last month of each calendar year, Sublessor shall give Sublessee notice of the Estimated Expenses for the ensuing calendar year. Sublessee shall pay Sublessee's Share of the Estimated Expenses with installments of Base Rent in monthly installments on the first day of each calendar month during such year. If at any time Sublessor determines that Operating Expenses and real property taxes are projected to vary from the then Estimated Expenses, Sublessor may, by notice to Sublessee, revise such Estimated Expenses, and, at Sublessor's option, either (i) Sublessee's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Sublessee has paid to Sublessor Sublessee's Share of the revised estimate for such year, or (ii) Sublessee shall reimburse Sublessor such additional or unusual costs within fifteen (15) days of invoice therefor. Failure or delay by Sublessor in delivering any estimate, demand or reconciliation shall not affect the rights and obligations of the parties hereunder; Sublessee shall pay on demand any increase in estimated Additional Rent upon receipt of a revised estimate retroactive to January of that calendar year.

                b.  ADJUSTMENT.  "Adjustment" shall mean the difference between
                    ----------
Estimated Expenses and Sublessee's Share of Building Costs for any calendar year. After the end of each calendar year, Sublessor shall deliver to Sublessee a statement of Sublessee's Share of Building Costs for such calendar year, accompanied by a computation of the Adjustment. If Sublessee's payments are less than Sublessee's Share thereof, then Sublessee shall pay the difference within twenty (20) days after receipt of such statement. If Sublessee's payments exceed Sublessee's Share thereof, then (provided that Sublessee is not in default), Sublessor shall credit such amount to installments thereof.

          9.  LATE PAYMENT CHARGES AND INTEREST.  Any payment of Rent or other
              ---------------------------------
amount from Sublessee to Sublessor in this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at an annual rate of ten percent (10%) (the "Applicable Interest Rate"). If any installment of Rent is not paid promptly on the first of the month, or otherwise when due, Sublessee shall pay to Sublessor a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. This Section 9 shall not relieve Sublessee of Sublessee's obligation to pay any amount owing hereunder at the time and in the manner provided.

          10.  SECURITY DEPOSIT.
               ----------------

                a.  DELIVERY. Upon execution hereof, Sublessee shall deposit
                    --------
with Sublessor: (i) a cash security deposit (the "Cash Deposit") in the amount of Ninety-Six Thousand Two Hundred Fifty Dollars ($96,250), and (ii) an unconditional, irrevocable letter of credit in the amount of Four Hundred Twenty-Five Thousand Dollars ($425,000) (the "Letter of Credit" and, together with the Cash Deposit, the "Security Deposit"). The Letter of Credit shall be in form and content, and issued by a financial institution, acceptable to Sublessor

                b.  LETTER OF CREDIT TERMS. The Letter of Credit shall provide
                    ----------------------
for its payment to Sublessor upon its presentation of a statement from Sublessor that an event of default by Sublessee exists hereunder. Upon the failure of Sublessee to deliver a replacement letter of credit (or an extension of the existing Letter of Credit) on or before thirty (30) days prior to any maturity date of any such Letter of Credit, Sublessor may draw upon the same and thereafter treat such cash as a portion of the Security Deposit. In the event that an event of default by Sublessee hereunder does not then exist, (i) on the first day of the thirty-seventh (37th) month of the Sublease Term, the amount of the Letter of Credit required of Sublessee hereunder shall be reduced to Three Hundred Seventy-Five Thousand Dollars ($375,000), and (ii) on the first day of the forty-ninth (49th) month of the Sublease Term, the amount of the Letter of Credit required of Sublessee hereunder shall be reduced to Three Hundred Twenty-Five Thousand Dollars ($325,000). On the first day of the sixtieth (60th) month of the Sublease Term, provided that Sublessee is not then in default hereunder, and has not defaulted in the payment of Rent due hereunder at any time previously during the Sublease Term, the amount of the Letter of Credit shall be adjusted in the following manner. If Sublessee has satisfied all of the financial covenants described in Section 10.c. below during the relevant time period described below, then the amount of the Letter of Credit required of Sublessee hereunder shall be reduced to Two Hundred Seventy-Five Thousand Dollars ($275,000) for the remainder of the Sublease Term. If Sublessee has failed to satisfy any of the financial covenants described in Section 10.c. below during the relevant time period described below, then the amount of the Letter of Credit required of Sublessee hereunder shall be increased to Six Hundred Fifty Thousand Dollars ($650,000) for the remainder of the Sublease Term.

                c.  SUBLESSEE'S REPORTING REQUIREMENTS. Each year during the
                    ----------------------------------
Sublease Term, not later than ninety (90) days from the date on which Sublessee's fiscal year ends, Sublessee shall deliver to Sublessor audited financial statements prepared by a CPA firm of national standing. The initial audited financial statements shall be due not later than March 31, 1998 for the fiscal year ending December 31, 1997. Quarterly, not later than forty-five (45) days from the date on which each fiscal quarter of Sublessee ends during the Sublease Term, Sublessee shall deliver to Sublessor quarterly financial statements prepared in conformance with generally accepted accounting principles and certified by a corporate officer of Sublessee. At a minimum, the quarterly financial statements provided shall include a balance sheet, fiscal year-to-date income statement and a statement of cash flows for the relevant fiscal quarter, and shall include comparable figures covering the same time period for the prior fiscal year. The initial quarterly financial statements will be due not later than May 15, 1998 for the fiscal quarter ending March 31, 1998. Beginning with the quarter ending March 31, 1999, Sublessor shall maintain a ratio of net earnings before interest expense and income taxes divided by interest expense, measured on a quarterly basis, of not less than 5.00:1.00. For the purposes of determining whether the amount of the Letter of Credit will increase or decrease on the first day of the sixtieth (60th) month of the Sublease Term only, (i) beginning with the quarter ending March 31, 1999, Sublessee shall maintain a ratio of total liabilities to tangible net worth, measured on a quarterly basis, of not more than 2.42:1.00, and (ii) beginning with the fiscal year ending December 31, 1998, Sublessee shall maintain a minimum level of tangible net worth not less than $13,186,000 as of December 31, 1998, $26,372,000 as of December 31, 1999, $39,558 as of December 31, 2000,
$52,745,000 as of December 31, 2001, and $65,931,000 as of December 31, 2002.
For the purposes of calculating these covenants, tangible net worth shall be defined as total net worth, exclusive of any outstanding subordinated debt which has not been irrevocably converted into equity, less intangible assets, all amounts due from related entities, and the net amount of capitalized software assets. For the purposes of calculating these covenants, total liabilities shall be defined as the sum of the liabilities reported on the balance sheet for a given period, plus, at Sublessor's discretion, a reasonable estimation of any material contingent liabilities.

                d.  APPLICATION OF SECURITY DEPOSIT.  The Security Deposit shall
                    -------------------------------
secure Sublessee's obligations under this Sublease to pay Rent and other monetary amounts, to maintain the Sublet Space and repair damages thereto, to surrender the Sublet Space to Sublessor upon the termination of this Sublease in the condition required for surrender of the Premises pursuant to the terms of the Master Lease (Sublessee hereby assuming all such obligations of Sublessor with respect to the Sublet Space hereunder), and to discharge Sublessee's other obligations hereunder. Sublessor may use and commingle the Security Deposit with other funds of Sublessor. If an event of default by Sublessee exists under the terms of this Sublease, Sublessor may, but without any obligation to do so, apply all or any portion of the Security Deposit (using either the Cash Deposit or the Letter of Credit, in Sublessor's sole discretion) towards fulfillment of Sublessee's unperformed obligations. If Sublessor does so apply any portion of the Security Deposit, Sublessee's failure to remit to Sublessor a sufficient amount in cash (or, to the extent that Sublessor drew on a Letter of Credit, a replacement Letter of Credit) to restore the Security Deposit to the original amount within five (5) days after receipt of Sublessor's written demand to do so shall constitute an event of default hereunder. Upon termination of this Sublease, if Sublessee has then performed all of Sublessee's obligations hereunder, Sublessor shall return the Security Deposit, or whatever amount remains of the Security Deposit after Sublessor applied all or a portion of the Security Deposit to perform Sublessee's obligations hereunder, to Sublessee without payment of interest.

          11.  USE.  The Sublet Space is to be used for the Permitted Use, and
               ---
for no other purpose or business without the prior written consent of Sublessor. In no event shall the Sublet Space be used for a purpose or use prohibited by the Master Lease.

          12.  ASSIGNMENT AND SUBLETTING.
               -------------------------

                a.  CONSENT REQUIREMENT. Sublessee shall not do any of the
                    -------------------
following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Sublet Space or allow it to be sublet, occupied or used by any person or entity other than Sublessee or any customer of Sublessee gaining temporary, limited access to its equipment which is co-located at the Sublet Space, provided that such access rights are not used in any way to contravene the subletting provisions of this Section 12; (ii) assign its interest in this Sublease; (iii) mortgage or encumber the Sublease (or otherwise use the Sublease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Sublessor. Sublessee shall reimburse Sublessor for all reasonable costs and attorneys' fees incurred by Sublessor in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Sublessor's consent is granted. Sublessor's reasonable costs shall include the cost of any review or investigation performed by Sublessor or consultant acting on Sublessor's behalf of (i) Hazardous Materials used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of law by the Sublessee or the proposed Subtenant or Assignee. Any Transfer so approved by Sublessor shall not be effective until Sublessee has delivered to Sublessor an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Sublessor, (ii) contains the same terms and conditions as stated in Sublessee's notice given to Sublessor pursuant to this Section 12, and (iii) in the case of an assignment of the Sublease, contains the agreement of the proposed transferee to assume all obligations of Sublessee under this Sublease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Sublessee. Any attempted Transfer without Sublessor's consent shall constitute an Event of Sublessee's Default and shall be voidable at Sublessor's option. Sublessor's consent to any one Transfer shall not constitute a waiver of the provisions of this Section 12 as to any subsequent Transfer. No Transfer, even with the consent of Sublessor, shall relieve Sublessee of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Sublessee hereunder. The acceptance of rent by Sublessor from any person shall not be deemed to be a waiver by Sublessor of any provision of this Sublease nor to be a consent to any Transfer.

                b.  PROCEDURE. At least 30 days before a proposed Transfer is to
                    ---------
become effective, Sublessee shall give Sublessor written notice of the proposed terms of such Transfer and request Sublessor's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Sublet Space; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Sublessee; and (vi) an accurately filled out response to Sublessor's standard Hazardous Materials Questionnaire. Sublessee shall provide to Sublessor such other information as may be reasonably requested by Sublessor within seven days after Sublessor's receipt of such notice from Sublessee. Sublessor shall respond in writing to Sublessee's request for Sublessor's consent to a Transfer within the later of (i) 15 days of receipt of such request together with the required accompanying documentation, or (ii) seven days after Sublessor's receipt of all information which Sublessor reasonably requests within seven days after it receives Sublessee's first notice regarding the Transfer in question. If Sublessor fails to respond in writing within said period, Sublessor will be deemed to have withheld consent to such Transfer. Sublessee shall immediately notify Sublessor of any material modification to the proposed terms of such Transfer.

                c.  SUBLESSOR'S ELECTION. In the event that Sublessee seeks to
                    --------------------
make any Transfer, Sublessor shall have the right to terminate this Sublease or, in the case of a sublease of less than all of the Sublet Space, terminate this lease as to that part of the Sublet Space proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Sublet Space with Sublessor (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Sublessee's notice, or (ii) so that Sublessor is thereafter free to lease the Sublet Space (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Sublessor. In the event Sublessor elects to so terminate this Sublease, then (i) if such termination is conditioned upon the execution of a lease between Sublessor and the proposed transferee, Sublessee's obligations under this Sublease shall not be terminated until such transferee executes a new lease with Sublessor, enters into possession and commences the payment of rent, and (ii) if Sublessor elects simply to terminate this Sublease (or, in the case of a partial sublease, terminate this Sublease as to the portion to be so sublet), the lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen (15) days after Sublessor has notified Sublessee in writing of such election. Upon such termination, Sublessee shall be released from any further obligation under this Sublease if it is terminated in its entirety, or shall be released from any further obligation under the Sublease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Sublease, the Base Rent and Sublessee's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Sublet Space which remains subject to the Sublease bears to the original area of the Sublet Space. Sublessor and Sublessee shall execute a cancellation and release with respect to the Sublease to effect such termination.

                d.  TERMS OF TRANSFER. If Sublessor consents to a Transfer
                    -----------------
proposed by Sublessee, Sublessee may enter into such Transfer, and if Sublessee does so, the following shall apply:

                    (i) Sublessee shall not be released of its liability for the performance of all of its obligations under the Sublease.

                    (ii) If Sublessee assigns its interest in this Sublease, then Sublessee shall pay to Sublessor fifty percent (50%) of all Subrent (as defined in Section 12.d.(iv)) received by Sublessee over and above (i) the assignee's agreement to assume the obligations of Sublessee under this Sublease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Sublessor shall be paid to Sublessor on the same basis, whether periodic or in lump sum, that such Subrent is paid to Sublessee by the assignee.

                    (iii) If Sublessee sublets any part of the Sublet Space, then with respect to the space so subleased, Sublessee shall pay to Sublessor fifty percent (50%) of positive difference, if any, between (i) all Subrent paid by the subtenant to Sublessee, less (ii) the sum of all Base Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Sublessor on the same basis, whether periodic or in lump sum, that such Subrent is paid to Sublessee by its subtenant. In calculating Sublessor's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Sublessee.

                    (iv) Sublessee's obligations under this Section 12.d shall survive any transfer, and Sublessee's failure to perform its obligations hereunder shall be an Event of Sublessee's Default. At the time Sublessee makes any payment to Sublessor required by this Section 12, Sublessee shall deliver an itemized statement of the method by which the amount to which Sublessor is entitled was calculated, certified by Sublessee as true and correct. Sublessor shall have the right at reasonable intervals to inspect Sublessee's books and records relating to the payments due hereunder. Upon request therefor, Sublessee shall deliver to Sublessor copies of all bills, invoices, and other documents upon which its calculations are based. Sublessor may condition its approval of any Transfer upon obtaining a certification from both Sublessee and the proposed transferee of all Subrent and other amounts that are to be paid to Sublessee in connection with such Transfer.

                    (v) As used in this Section 12.d. (v), the term "Subrent" shall mean any consideration of any kind received, or to be received, by Sublessee as result of the Transfer, if such sums are related Sublessee's interest in this Sublease or in the Sublet Space, including payments from or on behalf of the transferee (in excess of the book value thereof) for Sublessee's assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture and general intangibles. As used in this Section 12, the term "Permitted Transfer Costs" shall mean (i) reasonable leasing commissions paid to third parties not affiliated with Sublessee in order to obtain the Transfer in question, and (ii) all reasonable attorneys' fees incurred by Sublessee with respect to the Transfer in question.

                e.  CORPORATE REORGANIZATION. If Sublessee is a corporation, the
                    ------------------------
following shall be deemed a voluntary assignment of Sublessee interest in this
Sublease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Sublessee (except that Sublessee's reincorporation as a Delaware corporation shall not be deemed an assignment for the purposes of this Sublease) whether or not Sublessee is the surviving corporation; and (ii) if the capital stock of Sublessee is not publicly traded, the sale or transfer to one person or entity (or to any group of related persons or entities) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Sublessee's capital stock issued, outstanding and entitled to vote for the election of directors. If Sublessee is a Partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner owning twenty-five percent (25%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Sublessee's interest in this Sublease.

          13.  MAINTENANCE AND REPAIR.
               ----------------------

                a.  SUBLESSOR. Sublessor shall maintain and repair only the
                    ---------
roof, foundation and the structural soundness of the exterior walls of the Building and utility facilities stubbed to the Sublet Space in good condition, reasonable wear and tear excepted. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries, unless otherwise specified by Sublessor in writing. Further, Sublessor shall maintain, repair and repaint the exterior walls, overhead doors, canopies, entries, handrails; gutters and other exposed parts of the Building as necessary to maintain safety and aesthetic standards. Sublessor shall maintain, repair, and operate the common areas of the Property, including but not limited to, mowing grass and general landscaping, maintenance of parking-areas, driveways and alleys, parking lot sweeping, exterior lighting, pest control and window washing. If there is central HVAC or other building service equipment and/or utility facilities serving portions of the Common Area and/or both the Sublet Space and other parts of the Building, Sublessor shall maintain and operate (and replace when necessary) such equipment.

                    (i)    PROCEDURE AND LIABILITY. Sublessee shall immediately
                           -----------------------
give Sublessor written notice of defect or need for repair of the items described above, after which Sublessor shall use commercially reasonable efforts to repair same or cure such defect with contractors of Sublessor's choice. Sublessor's liability with respect to any defects, repairs or maintenance for which Sublessor is responsible under any of the provisions of this Sublease shall be limited to the cost of such repairs or maintenance or the curing of such defect, and shall be further limited by the terms of Section 17 of this Sublease. If Sublessee or Sublessee's Parties caused any damage necessitating such repair, then Sublessee shall pay the cost thereof, upon demand.

                    (ii)   WAIVER. Sublessee hereby waives the benefit of
                           ------
California Civil Code Section 1941 and 1942, and any other statute providing a right to make repairs and deduct the cost thereof from the Rent.

                b.  SUBLESSEE'S MAINTENANCE AND REPAIR.
                    ----------------------------------

                    (i)    SUBLESSEE'S OBLIGATION TO MAINTAIN. Sublessee shall
                           ----------------------------------
be responsible for the following during the Term:

                           1.  GENERAL. Sublessee shall clean and maintain in
good order, condition, and repair and replace when necessary the Sublet Space and every part thereof through regular inspections and servicing, including but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Sublet Space.

                           2.  UTILITY FACILITIES. With respect to utility
facilities serving the Sublet Space (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Sublessee shall be responsible for the maintenance and repair of any such facilities which serve only the Sublet Space, including all such facilities that are within the walls or floor, or on the roof of the Sublet Space, and any part of such facility that is not within the Sublet Space, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Sublet Space. Sublessee shall replace any damaged or broken glass in the Sublet Space (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Sublessee shall repair any damage to the Sublet Space (including all exterior doors and windows) caused by vandalism or any unauthorized entry.

                    (ii) PROPERTY MANAGEMENT. Sublessee hereby agrees to engage Integrated Facilities Resources, an operating business unit of Sublessor (the "Management Company"), to perform the property management activities required of Sublessee hereunder with respect to the Sublet Space. Management Company agrees to perform such property management services, at the expense of Sublessee (based on Management Company's then-existing rates), with the understanding that in no way is Management Company's agreement to perform such activities hereunder meant to terminate, reduce or abate Sublessee's obligations to Sublessor pursuant to this Sublease.

          14.  ALTERATIONS.  Sublessee shall make no alterations, additions or
               -----------
improvements (collectively, "Alterations") to the Sublet Space (including,
                             -----------
without limitation, roof and wall penetrations) or any part thereof without obtaining the prior written consent of Sublessor and Sublessor in each instance, provided that Sublessee may install the Alterations described in Schedule 1
                                                                 ----------
attached hereto with the prior written consent of Sublessor (the "Pre-Approved Alterations"), provided that such alterations are otherwise performed in accordance with the terms of this Section 14. Sublessor may impose as a condition to such consent such requirements as Sublessor may deem necessary, in its sole but reasonable discretion, including, without limitation: (i) that Sublessor be furnished with working drawings before work commences; (ii) that performance and labor and material payment bonds be furnished; (iii) that Sublessor approve the contractor by whom the work is to be performed; (iv) that adequate course of construction insurance be in place and the Sublessor is named as an additional insured under the contractor's liability and property damage policies; and (iv) that Sublessor's instructions relating to the manner in which the work is to be done and the times during which it is to be accomplished be complied with. All such alterations, additions or improvements must be done in compliance with all applicable laws and private regulations, in a good and workmanlike manner and diligently prosecuted to completion. Sublessee shall deliver to Sublessor upon commencement of such work, a copy of the building permit with respect thereto. All such work shall be performed so as not to obstruct the access to the Sublet Space of any other tenant in the Building or Property. Should Sublessee make any alterations without Sublessor's prior written consent, Sublessor shall have the right, in addition to and without limitation of any right or remedy Sublessor may have under this Sublease, at law or in equity, to require the Sublessee to remove all or some of the alterations, additions or improvements at Sublessee's sole cost and restore the Sublet Space to the same condition as existed prior to undertaking the alterations. Sublessee shall notify Sublessor in writing at least ten (10) days prior to the commencement of any such work in or about the Sublet Space and Sublessor shall have the right at any time and from time to time to post and maintain notices of nonresponsibility in or about the Sublet Space. All Sublessee's Alterations shall remain the property of Sublessee during the Term but shall not be altered or removed from the Sublet Space. At the expiration or sooner termination of the Term, all Sublessee's Alterations shall be surrendered to Sublessor and shall then become Sublessor's property, and Sublessor shall have no obligation to reimburse Sublessee for all or any portion of the value or cost thereof; provided, however, that if Sublessor requires Sublessee to remove any Sublessee's Alterations, Sublessee shall so remove such Sublessee's Alterations prior to the expiration or sooner termination of the Sublease Term. Notwithstanding any thing to the contrary herein, neither Sublessor nor Landlord shall have any rights to any of the Alterations described in Schedule 2 attached hereto, and all such Alterations
                         ----------
shall be removed by Sublessee, at Sublessee's expense, on or before the expiration or sooner termination of the Sublease Term and any damage to the Premises caused by such removal has been repaired by Sublessee.

          15.  DAMAGE AND DESTRUCTION.
               ----------------------

                a.  TERMINATION OF MASTER LEASE. If the Sublet Space is damaged
                    ---------------------------
or destroyed and Landlord or Sublessor exercises any option either may have to terminate the Master Lease, if any, this Sublease shall terminate as of the date of the termination of the Master Lease.

                b.  CONTINUATION OF SUBLEASE. If the Master Lease is not
                    ------------------------
terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect and Sublessee shall be entitled to any reduction or abatement of Base Rent in an amount in proportion to the corresponding reduction in base rent for the Sublet Space which Sublessor receives under the Master Lease. Sublessor shall diligently enforce any obligation of Landlord to rebuild the Sublet Space in accordance with the Master Lease; and (ii) Sublessor shall make available to Sublessee any insurance proceeds Sublessor receives as a result of such damage or destruction.

          16.  EMINENT DOMAIN.
               --------------

                a.  TOTAL CONDEMNATION. If all of the Sublet Space is condemned
                    ------------------
by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("Condemned" or "Condemnation"), this Sublease shall terminate as of the date of title vesting in such proceeding, and Base Rent shall be adjusted to the date of termination.

                b.  PARTIAL CONDEMNATION.  If any portion of the Sublet Space is
                    --------------------
Condemned, and Sublessor exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease. If Sublessor has the option to terminate the Master Lease, Sublessor shall promptly give Sublessee notice of such option and shall exercise such option if so directed by Sublessee subject to the relevant provisions of the Master Lease and further provided that such partial condemnation renders the Sublet Space unusable for Sublessee's business, as reasonably determined by Sublessor. If this Sublease is not terminated following any such Condemnation, this Sublease shall remain in full force and effect. Sublessor shall diligently enforce any rights under the Master Lease to require Lessor to rebuild the Sublet Space. Base Rent shall be equitably adjusted to take into account interference with Sublessee's ability to conduct its operations on the Sublet Space as a result of the Sublet Space being Condemned. Sublessee hereby waives the provisions of California Code of Civil Procedure Section 1265.130 permitting a court of law to terminate this Sublease.

                c.  SUBLESSEE'S AWARD. Subject to the provisions of the Master
                    -----------------
Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such compensation as may be separately awarded to Sublessee in connection with costs and removing Sublessee's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

          17.  INSURANCE.  All insurance policies required to be carried by
               ---------
Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

          18.  BROKERAGE COMMISSION.  Sublessee warrants for the benefit of
               --------------------
Sublessor that its sole contact with Sublessor or the Sublet Space in connection with this transaction has been directly with Sublessor and that no broker other than Sublessee's Broker may make a claim through Sublessee. Sublessee further warrants for the benefit of Sublessor that no broker or finder other than Sublessee's Broker can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessee with respect to the other party or the Sublet Space. Sublessee shall indemnify, defend by counsel acceptable to Sublessor and hold Sublessor harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim for a fee or commission by any broker or finder other than Sublessee's Broker in connection with the Sublet Space and this Sublease.

          19.  LIABILITY.
               ---------

                a.  LIMITATION ON LIABILITY. Sublessor shall have no liability
                    -----------------------
to Sublessee arising out of any disruption in the availability of the use of Sublessor's facilities or any product or service to be provided by Sublessor to Sublessee hereunder regardless of cause, provided such disruption is not due to the intentional or grossly negligent acts of Sublessor. Sublessor shall not be responsible for Sublessee's employees personal property while occupying the Sublet Space, including but not limited to motor vehicles parked in a related parking lot, provided such loss is not due to the intentional or grossly negligent acts of Sublessor. While Sublessor provides security and environmental services to the Sublet Space, those services are incidental to Sublessee's occupancy of the Sublet Space. Sublessor disclaims responsibility for security breaches, environmental issues or related issues that may arise in connection with Sublessee's occupancy of the Sublet Space. Sublessee agrees to hold Sublessor harmless in such matters.

                b.  SUBLESSEE'S INDEMNITY. Sublessee shall defend, indemnify and
                    ---------------------
hold harmless Sublessor, its partners, employees, and agents, and Landlord,-- from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublessor, its partners, employees and agents, and Landlord may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublessee of any of the duties, obligations, liabilities or covenants applicable to Sublessee hereunder, Sublessee's occupancy or use of the Sublet Space, any alterations, additions or modifications made to the Sublet Space by Sublessee or Sublessee's negligence or willful misconduct. This indemnification shall survive termination of this Sublease.

          20.  RIGHT TO CURE SUBLESSEE'S DEFAULTS.  If Sublessee shall at any
               ----------------------------------
time fail to make any payment or perform any other obligation of Sublessee hereunder, then Sublessor shall have the right, but not the obligation, after the lesser of five (5) days' notice to Sublessee or the time within which Landlord may act on Sublessor's behalf under the Master Lease, or without notice to Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee hereunder, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Sublessee shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the Interest Rate.

          21.  RIGHT OF FIRST REFUSAL.
               ----------------------

                a.  GRANT. Subject to the terms of this Section 21, Sublessor
                    -----
grants to Sublessee a right of first refusal ("Right of First Refusal") during the Term of this Sublease to sublease any space which is available for sublease on the first floor of the Building ("Available Space").

                b.  COVENANTS OF SUBLESSOR.  Subject to the conditions precedent
                    ----------------------
established by Section 21.d below, if at any time during the Term of this Sublease Sublessor receives an offer which Sublessor is willing to accept to sublease any Available Space, Sublessor shall first provide Sublessee with a written notice ("Refusal Notice") detailing (a) the rent at which said Available Space would be subleased to the third party, (b) the rentable square footage and location thereof, (c) the date the Available Space will become available and (d) all other terms upon which Sublessor proposes to lease the Available Space to Sublessee.

                c.  EXERCISE OF SUBLESSEE'S RIGHT OF FIRST REFUSAL. Subject to
                    ----------------------------------------------
the conditions precedent established by Section 21.d below, Sublessee may exercise Sublessee's Right of First Refusal to lease all (but not less than all) of the Available Space described in the Refusal Notice by providing Sublessor with written notice ("Acceptance Notice") thereof within five (5) business days of Sublessor's delivery to Sublessee of the Refusal Notice. If Sublessee does not exercise its Right of First Refusal within said five (5) business day period, Sublessor shall be relieved of Sublessor's obligation to lease the Available Space mentioned in the First Refusal Availability Notice to Sublessee and the provisions of this Section 21 shall not apply to Sublessor.

                d.  CONDITIONS TO RIGHT OF FIRST REFUSAL. Notwithstanding
                    ------------------------------------
anything to the contrary in this Section 21, Sublessor shall have no obligation to provide Sublessee with an Refusal Notice, and Sublessee shall have no right to exercise Sublessee's Right of First Refusal, if: (i) Sublessee is in default either: (a) at the time Sublessor seeks to lease the Available Space in question, or at the time Sublessee seeks to give Sublessor an Acceptance Notice, whichever, is relevant, or (b) upon the date Sublessee seeks to take possession of the Available Space referenced in the Refusal Notice, (ii) Sublessee has sublet more than twenty percent (20%) of the rentable space located in the Sublet Space, or (iii) Sublessee has received more than three (3) notices of default from Sublessee during the Term of this Sublease. Sublessee's Right of First Refusal shall be personal to Sublessee and shall not be transferable with any assignment of this Sublease or subletting of the Sublet Space.

                e.  TERMS FOR RIGHT OF FIRST REFUSAL. In the event that
                    --------------------------------
Sublessee exercises Sublessee's Right of First Refusal, Sublessee's occupancy of the Available Space taken shall be on all of the same terms and conditions described in the Refusal Notice; provided, however, that in no event shall the Base Rent due per rentable square foot for such Available Space be less than the same Rent then due per rentable square foot for the Sublet Space pursuant to this Sublease.

                f.  ONE-TIME RIGHT.  Sublessee agrees and acknowledges that
                    --------------
Sublessee's Right of First Refusal hereunder is a one-time right only with respect to the portion of the Available Space specified in the Refusal Notice, and that in the event that Sublessee shall fail to provide Sublessor with an Acceptance Notice within five (5) days of Sublessor's delivery of an Refusal Notice then all of Sublessor's obligations, and Sublessee's rights, under this
Section 21 with respect to the portion of the Available Space specified in the Refusal Notice shall forever terminate and be of no force or effect.

                g.  AMENDMENT TO SUBLEASE. Sublessor and Sublessee hereby agree
                    ---------------------
to execute an amendment to this Sublease ("Sublease Amendment") prior to Sublessee's occupancy of the Available Space in question. The Sublease Amendment shall specify, among other things, the Rent, date of occupancy, increase in Sublessee's pro rata share and square footage of the Available Space taken in connection with Sublessee's exercise of Sublessee's Right of First Refusal.

          22.  SIGNS.  Sublessee may place a monument sign on the Property
               -----
during the Term of this Sublease, provided that the location, content, graphics, size and location of such sign shall be subject to the prior written approval of Sublessor and Landlord. Any such approved signs shall strictly conform to all laws, private restrictions, and any sign criteria then established by Landlord, and shall be installed at the expense of Sublessee. Sublessee shall maintain such signs in good condition and repair. If Sublessee fails to maintain Sublessee's signs, or if Sublessee fails to remove such sign(s) upon the termination of this Sublease and repair any damage caused by such removal, Sublessor may do so at Sublessee's expense.

          23.  PARKING.  Sublessee is allocated and shall have the non-exclusive
               -------
right to use two hundred twenty (220) parking spaces contained within the Property for its use and the use of Sublessee's Parties. Sublessee shall not at any time use more parking spaces than the number so allocated to Sublessee or park its vehicles or the vehicles of others in any portion of the Property not designated by Sublessor or Landlord as a nonexclusive parking area. Neither Sublessee nor Sublessee's Parties shall have the exclusive right to use any specific parking space. Sublessor reserves the right, after having given Sublessee reasonable notice, to have any vehicles owned by Sublessee or Sublessee's Parties utilizing parking spaces in excess of the parking spaces to be towed away at Sublessee's cost. All trucks and delivery vehicles shall be loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Building. Nothing contained in this Sublease shall be deemed to create liability upon Sublessor for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Sublessee or Sublessee's Parties, unless ultimately determined to be caused by the gross negligence or willful misconduct of Sublessor, its agents, servants and employees ("Sublessor's Parties").

          24.  MISCELLANEOUS.
               -------------

                d.  ENTIRE AGREEMENT. This Sublease contains all of the
                    ----------------
covenants, conditions and agreements between the parties concerning the Sublet Space, and shall supersede all prior correspondence, agreements and understandings concerning the Sublet Space, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

                e.  CAPTIONS. All captions and headings in this Sublease are for
                    --------
the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

                f.  LANDLORD'S CONSENT. This Sublease is conditioned upon
                    ------------------
Landlord's written approval of this Sublease within fifteen (15) days after the Effective Date. If Landlord refuses to consent to this Sublease, or if the fifteen (15) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Sublet Space; provided Sublessor shall return the Deposit, if previously delivered to Sublessor, to Sublessee.

                d.  AUTHORITY. Each person executing this Sublease on behalf of
                    ---------
a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

                e.  ATTORNEY'S FEES. In the event either party shall bring any
                    ---------------
action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

                f.  HOLDOVER. This Sublease shall terminate without further
                    --------
notice at the expiration of the Sublease Term. If Sublessee holds over at the Sublet Space or any part thereof after the expiration or earlier termination of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to one hundred fifty percent (150%) of the base rent due under the Sublease for the first month of such hold over period and two hundred percent (200%) of the base rent due under the Sublease thereafter. Nothing in the foregoing sentence shall be deemed Sublessor's permission for Sublessee to hold over, and acceptance of Base Rent by Sublessor following expiration of termination of the Sublease shall not constitute a renewal of this Sublease. In addition to the foregoing, Sublessee shall indemnify, defend by counsel satisfactory to Sublessor, protect and hold Sublessor harmless from any and all liabilities, claims, causes of action, damages, costs or expenses (including reasonable attorney's fees) directly or indirectly resulting from Sublessee's holding over at the Sublet Space beyond the expiration or termination of the Term.

                g.  ACCESS. Sublessor reserves the right to enter the Sublet
                    ------
Space in order to inspect the Sublet Space and/or the performance by Sublessee of the terms of this Sublessee.

                e.  NOTICES. All notices to be given hereunder shall be in
                    -------
writing and mailed postage prepaid by certified or registered mail, return receipt requested, national overnight courier service or delivered by a personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Sublessor at the address ("Sublessor's Address") listed below and/or to Sublessee at the address listed below, or to such other place as Sublessor or Sublessee may designate in a written notice given to the other party; provided that as of the Commencement Date of this Sublease, Sublessee's address shall be the address of the Sublet Space.

                i.  TIME. Time is of the essence of every provision of this
                    ----
Sublease.

                j.  CONFIDENTIALITY. Sublessor, Sublessee and Landlord shall
                    ---------------
each keep all information related to this Sublease confidential. Sublessor, Sublessee and Landlord shall not disclose any such information to any other person or entity, without obtaining the prior written consent of each of the other parties.

          IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, dated as of the Effective Date.

                                "SUBLESSOR"

                                AMDAHL CORPORATION,

                                a Delaware corporation

                                By:  /s/ Edward S. Hartford
                                     ----------------------------------
                                Name:    Edward S.  Hartford
                                         Vice President,
                                         Corporate Facilities

                                "SUBLESSEE"

                                EXODUS COMMUNICATIONS, INC.,
                                a California corporation


                                By:  /s/ Richard Stoltz
                                     ----------------------------------
                                Name:    Richard Stoltz
                                Title:   Chief Operating Officer
                                         and Chief Economic Officer


                                By:  /s/ K.B. Chandrasekhar
                                     ----------------------------------
                                         K.B. Chandrasekhar

                              CONSENT OF LANDLORD

     Landlord, as landlord under the Master Lease, hereby consents to the execution and delivery of the Sublease by and between Sublessor and Sublessee and the subletting of the Sublet Space in accordance with the terms of the Sublease.

     Landlord hereby certifies to Sublessor that:

     1. There exists no default, breach, failure of condition or event of default under the Master Lease by Landlord or to the best of Landlord's knowledge, Sublessor, nor any event or condition which, with notice or the passage of time or both, would constitute a default, breach, failure of condition or event of default thereunder and Landlord and, to the best of Landlord's knowledge, Sublessor, has as of the date hereof, complied with all of the terms and conditions of the Master Lease. each keep all information related to this Sublease confidential. Sublessor, Sublessee and Landlord shall not disclose any such information to any other person or entity, without obtaining the prior written consent of each of the other parties.

     2.   The expiration date of the Master Lease is: _________________________.

     3. Landlord has inspected the Sublet Space prior to the Commencement Date and has found no damage or condition in the Sublet Space that would require Sublessor to repair the Sublet Space pursuant to the terms of the Master Lease.

     4. The Sublet Space may be used for sales and data center and other legally related uses.

     5. Sublessee shall have the right to install the Pre-Approved Alterations on the Sublet Space, provided that they were otherwise performed in accordance with the terms of Section 14 of the Sublease.

                                        "Landlord"

                                        By:_____________________________________

                                                Its:____________________________

                                   EXHIBIT A

                    (Plan Showing Sublet Space Floor Plan)

                                   EXHIBIT B
                                   ---------

                                                                AMDAHL
                                                                SOBRATO/BERG
                                                                BUILDING 0-7
                                                                (12/06/79)

                            ADDENDUM N0. 3 TO LEASE
                            -----------------------

     THIS ADDENDUM NO. 3 TO LEASE is entered as of the ____ day of _______ 1979, by and between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and Mary ANN BERG, a married couple, CLYDE J. BERG and NANCY BERG, a married couple, and ROBERT M. GRANUM, II and KAY GRANUM, a married couple (hereinafter collectively called "Lessor") and AMDAHL CORPORATION, a Delaware corporation (hereinafter called "Lessee").

                             W I T N E S S E T H:
                             -------------------

     The parties enter this Addendum No. 3 to Lease on the basis of the following facts, intentions and understandings:

     A. Lessor and Lessee entered into that certain lease (hereinafter called "Lease") dated April 3, 1979 whereby Lessor leased unto Lessee those certain premises situated in the City o(Pounds) Santa Clara, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel 1 on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17 and 18, Official Records of Santa Clara County (comprising approximately 7.365 acres) together with the improvements consisting of a two-story office building, which office building shall contain at least one hundred twenty-eight thousand (128,000) gross square feet.

     B. Lessor and Lessee have amended the Lease per Addendum to Lease dated June 7, 1979 and per Addendum No. 2 to Lease dated October 19, 1979 (hereinafter collectively called "Prior Addenda").

     C. Lessor and Lessee have modified the Lease per Letter Agreement Modifying Lease (hereinafter called "Letter Agreement") dated August 27, 1979.

     D. Lessor and Lessee now desire to amend the Lease as hereinafter provided.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1.   Prior Addenda and Letter Agreement.  The Prior Addenda and the Letter
          ----------------------------------
Agreement are hereby canceled and nullified.

     2.   Witnesseth.  Monthly Rental.  The rental of Sixty Thousand Dollars
          ---------------------------
($60,000.00) per month payable on the first day of each calendar month throughout the term of the Lease, as set forth on Page 5 of the Lease, is hereby changed and amended to be Seventy-Five Thousand One Hundred Forty-Six Dollars and Eighty-Seven Cents ($75,146.87) per month.

     3.   Witnesseth.  Term.  The term of the Lease as set forth on Page 4 of
          -----------------
the Lease is hereby changed and amended to be twenty-nine (29) years and shall continue to be subject to the renewal options set forth in Paragraph 33 of the Lease.

     4.   Witnesseth.  Lessee hereby approves all contractors, subcontractors
          ----------
and materialmen involved in construction of the office building as well as the design, materials and workmanship of the construction. Lessee further approves all expenses incurred to date relating to construction of the Improvements.

     5.   Witnesseth.  Acceptance.  Lessee and Lessor hereby confirm and agree
          -----------------------
that the office building was Fully Complete and Ready for Occupancy, as defined on Page 2 of the Lease, on December 1, 1979 and on said date Lessee accepted the office building for occupancy.

     6.   Witnesseth.  Repairs.  Notwithstanding anything to the contrary in the
          --------------------
WITNESSETH, Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor shall include all patent and latent defects in the office building and other improvements, but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee.

     7.   Paragraph 7.  Assignment and Subletting.  Wherever in Paragraph 7 of
          ---------------------------------------
the Lease the consent of Lessor is required to an assignment of the Lease, The Board of Trustees of the National Electrical Contractors Association Pension Benefit Trust Fund shall also have the right of approval of any such assignment, as long as such approval is not unreasonably withheld, such approval to be based upon the financial condition and management capabilities of the proposed assignee. Lessee shall continue to remain liable under the Lease in the event of a sublease, unless Lessor exercises Lessor' 8 right of first refusal to enter into a direct Lessor/Lessee relationship with any such party.

     8.   Cancellation or Surrender.  Lessor and Lessee shall not mutually agree
          -------------------------
to the cancellation or surrender of the Lease without obtaining the prior written consent of The Board of Trustees of the National Electrical contractors Association - Pension Benefit Trust Fund as long as such approval is not reasonably withheld.

     9.   Lease.  Except as specifically modified and amended by this Addendum
          -----
No. 3 to Lease, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 3 to Lease in one (1) or more copies on the day and year first above written.

                              "Lessor"

                              JOHN A.  SOBRATO and SUSAN R. SOBRATO,
                              CARL E. BERG and Mary ANN BERG,
                              CLYDE J. BERG and NANCY BERG,
                              ROBERT M. GRANUM, II and KAY GRANUM

                              /s/ John A. Sobrato
                              -----------------------------------
                              John A. Sobrato

                              /s/ Susan R. Sobrato
                              -----------------------------------
                              Susan R. Sobrato

                              /s/ Carl E. Berg
                              -----------------------------------
                              Carl E. Berg

                              /s/ Mary Ann Berg
                              -----------------------------------
                              Mary Ann Berg

                              /s/ Clyde J. Berg
                              -----------------------------------
                              Clyde J. Berg

                              /s/ Nancy Berg
                              -----------------------------------
                              Nancy Berg

                              /s/ Robert M. Granum, II
                              -----------------------------------
                              Robert M. Granum, II

                              /s/ Kay Granum
                              -----------------------------------
                              Kay Granum

                              "Lessee"

                              AMDAHL CORPORATION

                              By:  /s/ Don L. Beck
                              -----------------------------------
                                   Don L. Beck

                              Its: Facilities Manager

APPROVED AND AGREED TO:

The Board of Trustees of the
National Electrical Contractors
Association - Pension Benefit Trust Fund

By:  _____________________________

Its:  ______________________________

                                   AGREEMENT
                                   ---------
     LICENSE AGREEMENT BETWEEN AMDAHL CORPORATION AND THE CITY OF SANTA CLARA FOR USE OF CITY ELECTRIC CONDUITS

     THIS AGREEMENT, made and entered into this 11th day of September 1979, by and between the CITY OF SANTA CLARA, a municipal corporation of the State of California, (hereinafter referred to as "CITY"), and Amdahl Corporation, a
                                                     ------------------
Delaware corporation, P.O. Box 5070, Sunnyvale, California 94086 ( (hereinafter referred to as "AMDAHL").

     NOW, THEREFORE, it is agreed by the parties hereto as follows:

     A. WHEREAS, CITY has installed four (4) conduits (each 5 inches in diameter) (hereinafter collectively called "CONDUITS across Lawson Lane 200 feet east of San Tomas Expressway as set forth on Exhibit "A", attached hereto and incorporated herein by this reference thereto; and,

     B. WHEREAS, the CONDUITS are not now in use, nor is their use contemplated in the foreseeable future; and,

     C. WHEREAS, AMDAHL has a need to install certain underground cables and wires across Lawson Lane to interconnect its building, and the location of the CONDUITS will accommodate said need.

     NOW, THEREFORE, it is further agreed by the parties hereto as follows:

     1. CITY will extent the CONDUITS to the north and south property lines as shown on the attached Exhibit "A" (City drawing #9063 dated June 19, 1979).

     2. AMDAHL will have the responsibility of extending, from its property line onto its property, one (1) or more of the CONDUITS, as AMDAHL deems necessary for its purpose.

     3. AMDAHL may install in one (1) or more of the CONDUITS cables and/or wires of AMDAHL's choice as AMDAHL deems necessary for its purpose. AMDAHL shall obtain an encroachment permit from CITY for its facilities.

     4. AMDAHL agrees to pay CITY $200.00 after notice from CITY and at least five (5) days in advance before CITY commences CITY's proposed work described in Paragraph 1 above.

     5. AMDAHL agrees to pay CITY a license fee for each calendar year for AMDAHL'S use of the CONDUITS and in the amount of $60.00/year. Said payment shall be made by the first of January of each year this license agreement is in effect. Payment for the first year and the year of termination will be prorated on monthly basis. Said amount may be changed by the CITY giving AMDAHL at least thirty (30) days advance notice of a license fee change, such license fee change to become effective on the next ensuing payment date.

     6. The parties agree that this license agreement is possible only because there is no current CITY need for the CONDUITS. In the event CITY requires any one (1) or more of the CONDUITS for CITY'S use, CITY may elect to terminate this license agreement. However, AMDAHL may make application for an encroachment permit which would allow AMDAHL to construct four (4) additional conduits parallel to and within one hundred (100) feet of the CONDUITS for the sole use of AMDAHL.

     Either party may terminate this agreement by giving written notice of said termination at least sixty (60) days before the effective date.

     7. AMDAHL agrees to repair, at its sole expense and to CITY'S reasonable satisfaction, any damage to the CONDUITS caused by AMDAHL, its employees, agents or assigns, including restoration of the street or adjacent CITY property.

     8. CITY reserves the right not to repair any damage to the CONDUITS when caused by other than AMDAHL, its employees, agents or assigns.

     9. In the event CITY must destroy, damage or alter the CONDUITS in pursuit of cost savings to the CITY, AMDAHL shall have the option of saving CITY harmless from such monetary loss, in which case CITY shall not destroy, damage or alter the CONDUITS. CITY shall give AMDAHL'S Facilities Manager thirty (30) days prior written notice in which to make such election.

  10. CITY does not warrant the suitability of the CONDUITS for any use made of such facilities by AMDAHL.

  11. AMDAHL agrees to protect, defend, hold harmless and indemnify the CITY from and against all claims, loss, liability, cost and expense, or damage, (including all costs and reasonable attorney's fees in providing a defense) for any loss of or damage to property (real and/or personal) and for personal injury to or death of any person or persons, arising out of, or occurring by reason of the negligence or recklessness of AMDAHL, its employees agents or assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate the day and year first above written.

ATTEST:                                 CITY OF SANTA CLARA

/s/ R.S. Beluk                          /s/ William A. Gissler
------------------------                ------------------------------
City Clerk                              Mayor

                                        /s/ SRM Rauliff
                                        ------------------------------
                                        City Mayor

APPROVED AS TO FORM:

                                        AMDAHL CORPORATION

/s/ Michael A. Downey                   /s/ Dan L. Beck         9/4/79
------------------------                ------------------------------
Assistant City Attorney                 Its:  Facilities Manager

                                                        AMDAHL CORPORATION
                                                        SOBRATO-BERG
                                                        BUILDING 07
                                                        10/19/79


                             ADDENDUM # 2 TO LEASE
                             ---------------------

     THIS ADDENDUM TO LEASE, executed in duplicate as of the 19th day of October, 1979, between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and Mary ANN BERG, a married couple, (hereinafter collectively called "Lessor"), and AMDAHL CORPORATION, a Delaware corporation (hereinafter called "Lessee").

                                  WITNESSETH
                                  ----------

     A. Lessor and Lessee entered into that certain lease (hereinafter called "Lease") dated April 3, 1979, whereby Lessor leased unto Lessee those certain premises situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel 1 on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17 and 18, Official Records of Santa Clara County (comprising approximately 7.365 acres) together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-eight thousand (128,000) gross square feet. The Lease has been amended by that certain Addendum to Lease dated seventh day of June, 1979.

     B.   Lessor and Lessee desire to amend the Lease as hereinafter provided.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     l.   Witnesseth, Monthly Rental.  The rental of Seventy-Three Thousand Six
          --------------------------
Hundred Ninety Two Dollars ($73,692.00) per month and as amended in the Addendum to Lease dated seventh of June, 1979, payable on the first day of each calendar month throughout the term of the Lease, as set forth on Page 5 of the Lease, is hereby changed and amended to be Seventy Five Thousand One Hundred Forty-Six Dollars and Eighty-Seven Cents ($75,146.87).

     2.   Witnesseth.  Term.  The term of this Lease, twenty (20) years as set
          -----------------
forth on Page 4 of the Lease is hereby changed and amended to be twenty-nine
(29) years and shall continue to be subject to the renewal options as set forth in Paragraph 33 of the Lease.

     3.   Lease.  Except as specifically modified and amended by this Addendum #
          -----
2 to Lease, and the Addendum to Lease dated seventh of June, 1979, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease in one (1) or more copies on the day and year first above written.

                                        "Lessor"
                                        -------------------------------
                                        /s/ John A. Sobrato

                                        John A. Sobrato
                                        -------------------------------
                                        /s/ Susan R. Sobrato

                                        Susan R. Sobrato
                                        -------------------------------
                                        /s/ Carl E. Berg

                                        Carl E. Berg
                                        -------------------------------
                                        /s/ Mary Ann Berg

                                        Mary Ann Berg
                                        -------------------------------

                                        "Lessee"

                                        AMDAHL CORPORATION

                                        By  /s/ Don L. Beck
                                        -------------------------------
                                        Don L. Beck

                                        Its:  Facilities Manager

10/19/79                                                               AMDAHL
                                                                       SOBRATO
                                                                       (8/27/79)

                             ______________, 1979


Mr. John A.  Sobrato
Sobrato-Berg Properties III
20700 Valley Green Drive
Cupertino, California 95014

     Re:  Letter Agreement Modifying Lease
          --------------------------------

Dear John:

     This Letter Agreement shall serve as a modification of the lease (hereinafter called "Lease") between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and Mary ANN BERG, a married couple (hereinafter collectively called "Lessor" and AMDAHL CORPORATION (hereinafter called "Lessee"), a Delaware corporation, which Lease is dated April 3, 1979 and amended per the Addendum to Lease dated June 7, 1979, whereby Lessor leased to Lessee certain premises (hereinafter called "Premises") situated in the City of Santa Clara, County of Santa Clara, State of California, the Premises being located on the property described in Exhibit A to the Lease. Lessor and Lessee hereby agree to the following modifications and understandings to and regarding the Lease.

     1. Lessor shall be responsible for construction of the office building as provided for in the Lease. Lessee shall have the right to approve the design, materials, subcontractors, materialmen, all contracts and all expenses of construction prior to Lessor contracting for, performing or paying for same.

     2. Except as provided in Paragraph 5 hereof, notwithstanding the rental amount of ($75,146.87) Seventy Five Thousand One Hundred Forty Six and Eighty Seven Cents per month to be payable by Lessee to Lessor as set forth in the WITNESSETH of the Lease, as amended by the Addendum to Lease.

     3. Lessor, at Lessor's sole expense, shall be responsible for the Construction Costs, as hereinafter defined, except as provided in Paragraph 5 hereof.

     4. "Construction Costs" shall mean all costs incurred and paid for by Lessor in constructing the office building, including but not limited to, fees to independent contractors working on construction of the office building, materials for the office building, title insurance premiums, architects' and engineers' fees for development of plans for the office building, and City fees and permit changes, all necessary bonds and insurance policies, costs for interest on the construction during the course of construction, including points for commitments therefor, the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot), interest at the prime rate on the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot) during construction only, costs of permits, any construction fees or area fees of the City of Santa Clara, any taxes on the land during the construction period, any costs to extend utility service to the property, and the cost of soil tests, on-site supervision costs, and a fee to Lessor of one point nine twenty-five percent (1.925%) for management fees, exclusive of Lessor's one point nine twenty-five percent (l.925%) management fee.

     5. Lessee, at Lessee's sole expense, shall be responsible for all of the Construction Costs, as defined in Paragraph 4, in excess of Six Million Nine Fifty Thousand Dollars ($6,950,000.)

     6. Lessee shall have access to all of Lessor's records and accounts relating to construction of the office building and the Construction Costs at all times, and Lessee shall have the right to audit such books and records at any time Lessor shall deliver to Lessee, prior to execution, all contracts and plans, and Lessor shall obtain Lessee's standard warranties from all contractors, subcontractors and materialmen. Lessee shall have the right to make changes in the Plans, as defined in the Lease, at any time; provided, however, in the event any such Lessee changes in the Plans delay the scheduled completion date of the project beyond December 1, 1979 and such delay is not attributable to any cause or event other than Lessee's changes in the Plans, the commencement date of the Lease with regard to monthly rent only shall occur earlier than as defined in the Lease by the number of days equal to the number of days of delay in the scheduled completion date of the project beyond December 1, 1979, which are solely attributable to Lessee's changes in the Plans.

     7. Lessor agrees to use Lessor's best efforts to get the lowest possible interest rate and the highest principal amount (up to Six Million Nine Hundred Fifty Thousand Dollars ($6,950,000) on any permanent financing on the Premises or any financing on the Premises referred to herein or in the Lease; provided, however, Lessee shall have the right to provide any such financing if Lessee is able to obtain a lower interest rate on any such financing prior to the submittal of any loan application by Lessor which has previously been approved by Lessee.

     8. Notwithstanding anything to the contrary in the WITNESSETH, Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor pursuant to the Lease, shall include all patent and latent defects in the office building and other improvements constructed by Lessor pursuant to Lease, but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee.

     9. Lessee hereby authorizes Lessor to apply for permanent financing from any institutional lender approved by Lessee on the following terms:

          1.   Amount - $6,100.00 to $6,950,000.00
               ------
          2.   Amortization Term - Twenty-Nine (29) years.
               -----------------
          3.   Lender Call Privilege - Twenty-Nine (29)years
               ---------------------
          4.   Interest Rate - 9 3/4%
               -------------
          5.   Loan Fee - 0 - 3 1/2%
               --------
          6.   Rent Coverage Over Monthly Debt Service Charge - 1.25
               ----------------------------------------------

Lessor's loan application in conformance with the foregoing is hereby attached hereto.

     10. Notwithstanding anything to the contrary herein, in the event Lessor is unable to obtain interim financing in an amount sufficient to pay for all Construction Costs, Lessee shall be responsible for Construction Costs in excess of Six Million Nine Hundred Fifty Thousand Dollars ($6,950,000.00) according to the following:

          (a) Lessee shall not be required to pay Lessor any sum of money until Lessor has expended all interim financing funds and Lessee has received a verified affidavit from Lessor's interim financing lender (Union Bank) that all interim financing funds have been exhausted exclusive of such lender's reserve requirements;

          (b) Upon Lessee's approval of invoices for such Construction Costs, such approval to occur within thirty (30) days after Lessee's receipt of such invoices, Lessee shall pay Lessor any amounts due Lessor. In the event Lessee does not pay Lessor within sixty (60) days, Lessor may draw upon Letter of Credit as specified in paragraph 11(c) below.

          (c) Lessee's obligations contained in Paragraph 11 (b) shall be secured by an irrevocable conditional letter of credit in the name of Lessor in the amount of Five Hundred Fifty Thousand Dollars (550,000.00) which letter of credit shall provide that Lessor may draw on the letter of credit upon delivery to the bank issuing the letter of credit of a verified affidavit stating that Lessee has failed to perform according to the provisions of Paragraph 11 (b) and the amount due Lessor as well as the invoice(s) reflecting the payments due Lessor;

          (d) Lessee may reduce the amount of the conditional letter of credit from time to time as payments are made to Lessor and in amounts equal to the payments made to Lessor (Lessor shall execute all documents required to so reduce the amount of the letter of credit).

     11. In the event Lessee makes changes to the building that cause the permanent lender to reduce the amount of the committed permanent financing amount of Six Million Nine Hundred Fifty Thousand Dollars, then Lessee shall be responsible for the difference pursuant to Paragraph 5 hereof.

     IN WITNESS WHEREOF, the parties hereto have executed two (2) or more copies of this Letter Agreement on October 19, 1979.

                              "Lessor"

                              /s/ John A. Sobrato
                              -------------------
                              John A. Sobrato

                              /s/ Susan R. Sobrato
                              --------------------
                              Susan R. Sobrato

                              /s/ Carl E. Berg
                              ----------------
                              Carl E. Berg

                              /s/ Mary Ann Berg
                              -----------------
                              Mary Ann Berg

                              "Lessee"

                              AMDAHL CORPORATION

                              By:  /s/ Don L. Beck
                                   ---------------
                                    Don L. Beck

                              Its:  Facilities Manager

                                                                AMDAHL
                                                                SOBRATO-BERG
                                                                BUILDING 0-7
                                                                (6/7/79)

                               ADDENDUM TO LEASE
                               -----------------

     THIS ADDENDUM TO LEASE, executed in duplicate as of the 7th day of June, 1979, between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, a married couple, (hereinafter collectively called "Lessor"), and AMDAHL CORPORATION, a Delaware corporation (hereinafter called "Lessee").

                                  WITNESSETH
                                  ----------

     A. Lessor and Lessee entered into that certain lease (hereinafter called "Lease") dated April 3, 1979, whereby Lessor leased unto Lessee those certain premises situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel 1 on that certain Parcel Map recorded April 13, 1979 in Book 439 of Maps, at Pages 17, and 18, Official Records of Santa Clara County (comprising approximately 7.365 acres) together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-five thousand (125,000) gross square feet.

     B.   Lessor and Lessee desire to amend the Lease as hereinafter provided.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1.   Witnesseth.  Monthly Rental.  The rental of Sixty Thousand Dollars
          ---------------------------
($60,000.00) per month payable on the first day of each calendar month throughout the term of the Lease, as set forth on Page 5 of the Lease, is hereby changed and amended to be Seventy Three Thousand Six Hundred NinetyTwo Dollars ($73,692.00) per month.

     2.   Paragraph 34.  Rental Increases.  Paragraph 34 of the Lease is hereby
          -------------------------------
deleted and replaced by the following language:

         "The monthly rental for each five (5) year period during which this Lease remains in force and effect, commencing with the sixth (6th) year of this Lease, shall increase by the amount equal to seven percent (7%) of the monthly rental payable during the five (5) year period immediately preceding each such period.

     3.   Lease.  Except as specifically modified and amended by this Addendum
          -----
to Lease, the Lease shall remain in full force and effect upon the terms, covenants and conditions contained in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease in one (1) or more copies on the day and year first above written.

                              "Lessor"

                              /s/ John A. Sobrato
                              -------------------
                              John A. Sobrato

                              /s/ Susan R. Sobrato
                              --------------------
                              Susan R. Sobrato

                              /s/ Carl E. Berg
                              ----------------
                              Carl E. Berg

                              /s/ Mary Ann Berg
                              -----------------
                              Mary Ann Berg

                              "Lessee"

                              AMDAHL CORPORATION

                              By:  /s/ Don L. Beck
                                   ---------------
                                    Don L. Beck

                              Its:  Facilities Manager

                                                                        AMDAHL
                                                                        SOBRATO
                                                                        (6/7/79)

                                 June 7, 1979

Mr. John A. Sobrato
Sobrato-Berg Properties III
20700 Valley Green Drive
Cupertino, California 95014

     Re:  Letter Agreement Modifying Lease
          --------------------------------

Dear John:

     This Letter Agreement shall serve as a modification of the lease (hereinafter called "Lease") between JOHN A SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, a married couple (hereinafter collectively called "Lessor") and AMDAHL CORPORATION (herein after called "Lessee"), a Delaware corporation, which Lease is dated April 3, 1979 and amended per the Addendum to Lease dated even date herewith, whereby Lessor leased to Lessee certain premises (hereinafter called "Premises") situated in the City of Santa Clara, County of Santa Clara, State of California, the Premises being located on the property described in Exhibit A to the Lease. Lessor and Lessee hereby agree to the following modifications and understandings to and regarding the Lease.

     1. Lessor shall be responsible for construction of the office building as provided for in the Lease. Lessee shall have the right to approve the design, materials, subcontractors, materialmen, all contracts and all expenses of construction prior to Lessor contracting for, performing or paying for same.

     2. Except as provided in Paragraphs 5 and 6 hereof, notwithstanding the rental amount of Seventy Three Thousand Seven Hundred Twelve Dollars ($73,712.00) per month to be pay able by Lessee to Lessor as set forth in the WITNESSETH of the Lease, as amended by the Addendum to Lease, the monthly rental for the Premises shall be calculated by fully amortizing the Construction Costs, as hereinafter defined, over twenty (20) years at the loan constant equal to the interest rate on Lessor's permanent financing on the Premises plus a rental constant of one and one-half percent (1-1/2%). (For example, assuming the Construction Costs are One Million Dollars ($1,000,000.00), and assuming the interest rate on Lessor's permanent financing is nine and one-half percent (9-1/2%), the monthly rental would be calculated by fully amortizing One Million Dollars ($1,000,000.00) over twenty (20) years at eleven percent (11%) payable monthly and would be equal to Ten Thousand Three Hundred Twenty-One Dollars and Eighty-Eight Cents ($10,321.88) per month).

     3. Lessor, at Lessor's sole expense, shall be responsible for the Construction Costs, as hereinafter defined, except as provided in Paragraph 5 hereof.

     4. Construction Costs shall include, but shall not be limited to, fees to independent contractors working on construction of the office building, materials for the office building, title insurance premiums, architects' and engineers' fees for development of plans for the office building, and City fees and permit charges, all necessary bonds and insurance policies, costs for interest on the construction during the course of construction, including points for commitments therefor, the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot), interest at the prime rate on the cost of the land underlying the Premises (at the rate of Five Dollars ($5.00) per square foot) during construction only, costs of permits, any construction fees or area fees of the City of Santa Clara, any taxes on the land during the construction period, any costs to extend utility service to the property, and the cost of soil tests, on-site supervision costs, and a fee to Lessor of $100,000.00 percent (1.925%) management fees, exclusive of Lessor's one and 925/100 percent (1.925%) management fee.

     5. Lessee, at Lessee's sole expense, shall be responsible for all of the Construction Costs, as defined in Paragraph 4, in excess of Six Million One Hundred Seventy Thousand Dollars ($6,170,000.00); provided, however, such Six Million One Hundred Seventy Thousand Dollar ($6,170,000) amount shall be increased to Six Million Eight Hundred Thousand Dollars ($6,800,000.00), and Lessor shall then be responsible for such Six Million Eight Hundred Thousand Dollars ($6,800,000.00) sum of Construction Costs, if Lessor is able to secure permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) pursuant to either of the following subparagraphs.

          (a) In the event Lessor is able to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) at an interest rate less than nine and three-quarters percent (9-3/4%) amortized over thirty (30) years; in such case the monthly rental for the Premises shall be calculated as provided in Paragraph 2 hereof.

          (b) In the event Lessor is unable to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) at an interest rate of less than nine and three-quarters percent (9-3/4%) prior to October 1, 1979, but Lessor is able to obtain permanent financing in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000.00) at a higher but still the best interest rate available to Lessor amortized over a thirty (30) year period. In such case, at the sole option of Lessee, monthly rental for the Premises shall be determined by either of the following two formulas:

                (i) The initial monthly rental for the Premises shall be Lessor's monthly debt service payment under said permanent financing multiplied by one and one-quarter (1-1/4/1.25), or, ________ percent (____%).

                              AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE ("Amendment") is entered into this 17th day of May, 1989, by and between Berg & Berg Developers ("Landlord") and AMDAHL CORPORATION, a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

     A. Landlord and Tenant entered into that certain lease ("Lease") dated April 3, 1979, pursuant to which Landlord agreed to lease to Tenant the building located at 2251 Lawson Lane, Santa Clara, CA ("Building") as more fully described in the Lease.

     B. Landlord and Tenant now desire to modify the obligations of the Tenant found in the Lease regarding approval of alterations, as further described in the terms and conditions set forth in this Amendment. The capitalized terms used herein (unless otherwise defined herein) shall have the meanings set forth in the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Alterations.  Notwithstanding anything to the contrary found in
          -----------
Section 5 of the Lease, Tenant need not obtain Landlord's consent to make non-structural alterations, additions or improvements which do not affect the Building's systems until the cost of any such alteration, addition or improvement made or proposed to be made by Tenant exceeds Fifty Thousand Dollars ($50,000.00) per alteration, addition or improvement.

     2. Full Force and Effect. Except as amended hereby, the term covenants and conditions contained in the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

"Landlord":                   Berg & Berg Developers

                              By:  /s/ Carl E. Berg
                                   ----------------
                                    Its:  G.P.
                                          ----

"Tenant":                     AMDAHL CORPORATION
                              a Delaware corporation

                              By:  /s/ Bruce Eaton
                                   ---------------
                                   Bruce Eaton, Manager
                                   Corporate Real Estate

                                                        AMDAHL:  SOBRATO BERG
                                                        SANTA CLARA:  BLDG. 0-7
                                                        (03/22/79)

                                     LEASE
                                     -----

     THIS LEASE, executed in duplicate as of the 3rd day of April, 1979, between JOHN A. SOBRATO and SUSAN R. SOBRATO, a married couple, CARL E. BERG and MARY ANN BERG, married couple, hereinafter collectively called Lessor, and AMDAHL CORPORATION, a Delaware corporation, hereinafter called Lessee.

     WITNESSETH: that Lessor does hereby lease unto Lessee and Lessee does hereby hire and take from Lessor those certain premises situated in the City of Santa Clara, County of Santa Clara, State of California, and described as follows, to wit: that property which is shown as Parcel ____ (comprising approximately 7.365 acres) on the map attached hereto as Exhibit "A", and made a part hereof, the precise legal description of said premises to be attached hereto as part of Exhibit "A", within sixty (60) days of the date hereof, said legal description to be first approved by Lessee, together with the improvements consisting of a two-story office building which office building shall contain at least one hundred twenty-five thousand (125,000) gross square feet. The office building shall be constructed on the premises by independent contractors to be employed by and under the supervision of Lessor, as general contractor, in accordance with the plans and specifications ("Plans") to be prepared by Lessor, all such construction to be at the expense of Lessor and Lessee as provided in a separate Letter Agreement between Lessor and Lessee. Such Plans are subject to the reasonable approval of Lessee and will be attached hereto as Exhibit "B", at such time, and made a part hereof. Lessee shall have the right to approve all contractors, subcontractors and materialmen as well as the design, materials and workmanship of the construction. Lessee shall also have the right to approve all expenses relating to construction of said improvements before Lessor has contracted for same.

     This Lease shall not become effective and the lease term shall not commence unless and until the two-story office building, consisting of at least one hundred twenty-five thousand (125,000) enclosed, gross square feet, is Fully Complete and Ready for Occupancy, as defined herein. If such office building is not Fully Complete and Ready for Occupancy by November 1, 1979 (extended by the length of a delay, directly caused by strikes, acts of God or by any other cause which is both beyond the reasonable control of Lessor and not now reasonably foreseeable by Lessor), Lessee, at its option, shall have the right to terminate this Lease and Lessor shall refund to Lessee any and all sums which may have been paid by Lessee to Lessor prior to such time. Lessee shall also have the right to terminate this Lease and receive any and all sums which may have been paid by Lessee to Lessor prior to such time if the landscaping relating to Parcel bigger or any remaining work on the office building exterior is not completed in accordance with all of the applicable Plans within sixty (60) days after such building is Fully Complete and Ready for Occupancy or if the required attachment to Exhibit "A" hereto has not been attached within the time prescribed herein. "Fully Complete and Ready for Occupancy" shall mean that (i) all necessary governmental approvals, permits, consents and certificates have been obtained by or for Lessor for the lawful construction by Lessor, and occupancy by Lessee, of said premises and improvements, excluding work attributable to trade fixtures and any special fit-up requested by Lessee, but including the certificate of occupancy for said premises and improvements unless Lessee has occupied the premises and improvements prior to Lessor's receipt of such certificate, (ii) all of the building interior fully meets all of the applicable Plans, (iii) all of the building exterior substantially meets the applicable Plans, including paved parking areas, and (iv) said building interior is in "broom clean" finished condition. Notwithstanding anything to the contrary herein, Lessor warrants that there shall be no defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein, and Lessor shall repair any such defects in the materials or construction of the office building and any other improvements constructed by Lessor as provided herein if any such defects are discovered within seven (7) years after the commencement of the term of this Lease. Lessor shall also be responsible for the enforcement of any customary or expressed warranties from any subcontractors, material or equipment supplier, architect and engineer.

     The term shall be for twenty (20) years, subject to the renewal options set forth in Paragraph 33 hereof. Unless Lessee has theretofore elected to terminate this Lease, as provided hereinabove, the term shall commence when the office building is Fully Complete and Ready for Occupancy and (i) Lessee has entered into occupancy of the office building or (ii) Lessor has received the certificate of occupancy for the office building, whichever shall occur first. Rental shall be payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor without deduction, setoff or demand at 20700 Valley Green Drive, Cupertino, California 95014, or such place or places as may be designated in writing from time to time by Lessor, in advance, in installments as follows: The rental shall be Sixty Thousand Dollars ($60,000.00) per month payable on the 1st day of each calendar month throughout the term of this Lease, subject to modification as provided in a separate Letter Agreement between Lessor and Lessee.

     It is further mutually agreed between the parties as follows:

     1.   USE AND POSSESSION.  The premises and improvements are to be used for
          ------------------
administrative offices, engineering, research, development, warehousing, receiving and inspecting, manufacturing, shipping, employees' cafeteria, assembly of computer-oriented electronic equipment and any other legal uses. If Lessee with Lessor's consent takes possession prior to the commencement of said term, Lessee shall do so subject to all the covenants and condition hereof and shall pay rent for the period ending with the commencement of the said term at the same monthly rate as that prescribed for the first month of the said term, subject to proration as provided in the WITNESSETH. Any such early taking of possession shall not be deemed a formal acceptance of the premises and/or improvements as being Fully Complete and Ready for Occupancy and shall not be deemed a waiver of any of Lessee's rights hereunder.

     2.   HOLDING OVER.  If Lessee holds possession hereunder after the
          ------------
expiration of the term of this Lease with consent of Lessor, Lessee shall become a tenant from month to month upon all of the terms and conditions herein specified.

     3.   ENTRY BY LESSOR.  Following reasonable notice, and when accompanied by
          ---------------
an employee of Lessee, Lessor and the agents and employees of Lessor shall have the right to enter upon said premises at all reasonable times to inspect the same to see that no damage has been or is done and to protect any and all rights of Lessor and to post such reasonable notices as Lessor may desire to protect the rights of the Lessor. Lessor may for a period commencing ninety (90) days prior to the end of the lease term, or any extension thereof, have reasonable access to the premises for the purpose of exhibiting the same to prospective tenants and may place upon said premises any usual or ordinary "for sale" or "to lease" signs.

     4.   CONDITION AND REPAIRS.  Subject to the WITNESSETH hereinbefore
          ---------------------
provided, Lessee shall at Lessee's sole cost and expense, maintain, repair and keep the interior and exterior of the premises, including the roof and all structural components, and each and every part thereof and all appurtenances thereto (including, without limitation, sidewalks fronting thereon, wiring, plumbing, sewage system, heating and air cooling installations, glazing and skylights, in or bordering the premises and any store front), in good condition and repair during the term of this Lease; damage thereto by wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. In the event Lessee should fail to start the repairs required of Lessee forthwith upon thirty (30) days written notice by Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same and Lessee agrees to repay Lessor as additional rent the cost as part of the rental payable on the next day upon which rent becomes due. Lessee agrees upon the expiration of the term of this Lease or sooner termination to surrender the premises in the same condition as received; ordinary wear and tear, fire, earthquake, acts of God or the elements, other casualties and defects in design, materials and construction excepted. In the event that any alterations, repairs or acts of any kind shall be required to be done by reason of Lessee's occupancy in connection with the premises or any part thereof under the provisions of any law, ordinance or rule now in force or hereafter enacted by municipal, state or national authority, the same shall be made at the cost and expense of Lessee. Lessee shall maintain the landscaping. All vinyl wall surfaces are to be maintained in as good a condition as when Lessee took possession free of holes, gouges, or defacements. Lessee to limit attachments to vinyl wall surfaces exclusively to V-joints with no larger than #6 screws.

     All repairs, alterations and improvements that may be required under this Paragraph 4 shall be done at the cost and expense of Lessee. Lessee will at all times permit any proper notices, including proper notices of non-responsibility, to be posted and to remain posted until the completion and acceptance of such work.

     5.   WASTE AND ALTERATIONS.  Lessee shall not commit, or permit to be
          ---------------------
committed, any waste upon the said premises. Lessee shall obtain Lessor's written consent, which consent shall not be unreasonably withheld, for any alteration or repair costing more than Five Thousand Dollars ($5,000.00), and no work shall commence until two (2) days after Lessee receives Lessor's written consent. Lessor hereby gives his consent to the installation and removal, upon termination, of computer flooring paid for by Lessee.

     Upon termination of this Lease, Lessee may remove its property and Lessee shall restore the premises to original condition at Lessee's expense. Except as otherwise provided herein, any property that is installed by Lessee after Lessee takes possession, which has become an integral part of the building, shall, if agreed by Lessor and Lessee, become Lessor's property. In the event of any subsequent additions or alterations, Lessee agrees to restore to original condition as existed when Lessee first occupied upon written request of Lessor. Lessee shall have the right to remove trade fixtures, equipment and personal property at any time.

     6.   ABANDONMENT.  Lessee shall not vacate or abandon the premises at any
          -----------
time during the term, and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, subject to applicable provisions of law, at the option of Lessor, except such property as may be mortgaged by Lessee.

     7.   ASSIGNMENT AND SUBLETTING.  Lessee may assign or sublet all or part of
          -------------------------
the premises without Lessor's consent to a parent, subsidiary, affiliate or in connection with a merger, consolidation or sale of substantially a11 of its assets.

     With respect to any other sublease or assignment, Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease, providing Lessor has not unreasonably withheld such consent. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7, of this Lease, this Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, be operation of law, without the written consent of Lessor, which shall not be unreasonably withheld. With respect to any other sublease or assignment except as provided in the first paragraph of this Paragraph 7, of this Lease, if Lessee desires to assign its rights under this Lease or to sublet all or a part of the premises, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting; and Lessor shall have the right of first refusal to enter into a direct lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the lessor-lessee relationship entered into between Lessor and such third party; provided that Lessor shall not have the above right of first refusal if the term of a proposed assignment or sublease including option to extend is for a term not in excess of five (5) years.

     8.   INDEMNIFICATION OF LESSOR.  Lessee shall, during the term of this
          -------------------------
Lease, save harmless Lessor from any and all loss, damage, claims of damage, demands, obligations, cause or causes of action, or liabilities of any kind or nature (including reasonable costs or attorneys' fees if Lessor is made a party to any action to which Lessee's indemnity runs hereunder), by reason of injury or death of any person or persons or damage to any property of any kind and to whomsoever belonging, occurring on the premises if caused by Lessee, Lessee's officers, directors, employees, agents, subtenants and assignees, concessionaires and licensees, except that Lessor shall be liable to Lessee for damages resulting from the acts, willful omissions or negligence of Lessor, Lessor's officers, directors, employees and agents. Lessor shall hold Lessee harmless from all damages arising out of any such damage. A party's obligation under this Paragraph 8 to hold the other party. harmless shall be limited to any excess sum over insurance proceeds, if any, received by the party being indemnified, including, without limitation, all attorneys' fees and other litigation costs and indemnified expenses incurred by the person.

     9.   INSOLVENCY OR BANKRUPTCY.  Either (a) the appointment of a receiver to
          ------------------------
take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, subject to the applicable grace periods set forth in Paragraph 10 hereof, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee.

     10.  DEFAULT.  Any of the following events shall constitute a default of
          -------
this Lease:

          (a) Failure to pay rent or any other sums due to Lessor upon the date when said payment is due, said failure continuing for a period of ten (10) days after written notice of default;

          (b) Abandonment or vacation by Lessee of all of the premises;

          (c) A general assignment by Lessee for the benefit of creditors;

          (d) The filing of a voluntary petition in bankruptcy by Lessee or the filing of an involuntary petition by Lessee's creditors, said petition remaining undischarged for a period of thirty (30) days;

          (e) The appointment of a receiver to take possession of substantially all of Lessee's assets or of the leased premises, said receivership remaining undissolved for a period of thirty (30) days;

          (f) Attachment, execution or other judicial seizure of substantially all of Lessee's assets or the premises, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty (30) days after the date thereof;

          (g) Failure to commence repairs, required to be made by Lessee hereunder, within thirty (30) days after written notice thereof from Lessor to Lessee;

          (h) Failure to perform any of Lessee's covenants hereunder, except those listed in items (a) through (h) above, said failure continuing for thirty (30) days after written notice thereof from Lessor to Lessee, unless Lessee has in good faith commenced curing a breach of this Lease.

     In the event of a default, and in addition to all other rights and remedies Lessor may have at law, Lessor shall have the option to do any or all of the following:

     A.   REENTRY.  Immediately reenter and remove all persons and property from
          -------
the premises, storing said personal property in a public warehouse or elsewhere at the cost of and for the account of Lessee. No such reentry or taking of possession of the premises by Lessor shall be construed as an election on his part to terminate this Lease, unless written notice of such intention is given by the Lessor to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction.

     B.   WITHOUT TERMINATION OF THE LEASE PURSUE THE REMEDY PROVIDED BY THIS
          -------------------------------------------------------------------
LEASE AND CIVIL CODE SECTION 1951.4.  Without termination of the Lease, collect
-----------------------------------
by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or to enforce by suit or otherwise, any other term or provision hereof on the part of Lessee required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest legal rate from the due date thereof until paid.

     Without terminating the Lease, Lessor shall relet the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in his reasonable discretion may deem advisable with the right to make alterations and repairs to said premises necessary for reletting. Upon such reletting, (i) Lessee is immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting, including reasonable expenses to prepare the premises for such reletting and reasonable attorneys' fees and real estate commissions, and the amount, if any, by which the rent reserved in this Lease for the period of such reletting (up to but not beyond the term of the Lease) exceeds the amount agreed to be paid as rent by new Lessee for the demised premises for such period on such reletting, or (ii) at the option of Lessor, rent received by Lessor for such reletting shall be applied first to payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to payment of any costs and expenses of such reletting; third, to payment of rent due and unpaid hereunder; and, the residue, if any, shall be held by Lessor and applied in payment of future rent as may become due and parable hereunder. If Lessee has been credited with Any rent to be received for reletting under option (i), and such rent shall not be promptly Paid to Lessor by new

Lessee, or if such rentals received from such reletting under option (ii) during any month be less than paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

     PROVIDED, HOWEVER, that if the Lessor does not relet said premises himself, then Lessee may sublet or assign his interest 1n the Lease, or both, pursuant to Paragraph 7 hereunder.

     Any reasonable expenses incurred for renovation and alteration of the Premises in order to put said premises in condition for occupancy by the assignee or sublessee of Lessee, shall be borne by Lessee.

     C.   TERMINATION OF THE LEASE PURSUANT TO SECTION 1951.2 OF THE CIVIL CODE.
          ---------------------------------------------------------------------
Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for and such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy he may have, he may recover from Lessee, at the time of award, any and all of the following damages:

          (i) All unpaid rent up to the time of termination, plus interest thereon at the legal rate.

          (ii) Between the date of termination and the date of award, the difference between the unpaid rent and the amount of such rental loss that the Lessee proves Lessor could reasonably have avoided, plus interest thereon at the legal rate.

          (iii) The discounted present value of the difference between the unpaid rent for the balance of the term after the award and the amount of such rental loss the Lessee proves the Lessor could have reasonably avoided. The discount rate shall be the prime interest rate of the Federal Reserve Bank of San Francisco, plus one percent (1%).

     All of these amounts shall be immediately due and payable at date of award, from the Lessee to Lessor.

     In addition to the amount recovered for damages for loss of past and future rents, Lessor shall be entitled to recover reasonable expenses in retaking the property, in making repairs Lessee was obligated to make, in preparing the property for reletting, and in reletting the property, and other such damages as necessary to compensate Lessor for all the detriment caused by Lessee, including, but not limited to, breaches of specific covenants of the Lease such as the promise to maintain and the promise to restore the premises on termination.

     11.  SURRENDER OF LEASE.  The voluntary or other surrender of this Lease by
          ------------------
Lessee, or a mutual cancellation thereof, shall not work a merger, and shall not terminate all or any existing subleases or subtenancies, but shall operate as an assignment to Lessor of any or all such subleases or subtenancies.

     12.  LITIGATION EXPENSES.  If either party shall bring an action against
          -------------------
the other by reason of the breach of any covenant, warranty or condition hereof, or otherwise arising out of this Lease, whether for declaratory or other relief, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. Prevailing party within the meaning of this paragraph shall include, without limitation, a party who brings an action against the other after the other's default, if such action is dismissed upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or if the plaintiff or crosscomplainant obtains substantially the relief sought by it in the action.

     13.  UTILITIES.  Lessee shall pay for all the water, sewage, fuel, gas,
          ---------
oil, heat, electricity, telephone, janitorial and landscape maintenance during the term of this Lease.

     14.  LIENS.  Lessee shall keep the premises and building of which the
          -----
premises are a part free and clear of any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee; provided, however that such covenant shall not include any construction done by Lessor. In the event any such lien is filed, Lessee shall do all acts necessary to discharge any lien within thirty (30) days of filing, or if lessee desires to contest any such lien, then Lessee shall deposit with Lessor one and one-half (1-1/2) times the amount of said lien as security for the payment of said lien claim or provide adequate bonding for such lien.

     15.  TAXATION.  In addition to all other payments herein provided to be
          --------
made by Lessee and as additional rental hereunder, Lessee agrees to par to the county Tax collector prior to delinquency, all real property taxes and special assessments which have become or may become a lien upon the demised premises (or are otherwise imposed or assessed on the demised premises) or any portion thereof or upon improvements thereon or improvements added thereto during the term of this Lease, provided that any said taxes and assessments shall be paid over the maximum period permitted by law and Lessee shall be liable on only those payments due during the term hereof. If Lessee fails to pay such taxes and/or assessments, in addition to all other remedies Lessor has herein, Lessor shall have the right to pay any or all of such taxes and/or assessments and to recover reimbursement therefor from Lessee. Taxes and assessments for the year in which this Lease commences and for the year in which it terminates shall be equitably prorated. Lessee shall have the right to contest any assessment or tax, and in the event that Lessee decides to attempt such contest, Lessor shall provide documents that are reasonably necessary to that end.

     If at any time during the term of this Lease a tax or excise on rents or other tax, however described, is levied or assessed against Lessor, as a substitute in whole or in part for real property taxes assessed or imposed on premises, Lessee shall pay before delinquency such tax or excise on rents or such other tax to the extent that such tax or excise on rents or other tax is a substitute in whole or in part for real property taxes on the premises. In the event that a tax or excise on rents is levied or assessed against Lessor, as a substitute in whole or in part for taxes assessed or imposed on the premises, and the taxing authority takes the position that Lessee cannot pay and discharge such tax on behalf of the Lessor, then at the election of Lessor, Lessor may increase the rent charged hereunder by the exact portion of such tax which is a substitute in whole or in part for real property taxes on the premises, and Lessee agrees to pay said portion as additional rent at the time rental payments are due.

     Lessee shall be liable for all taxes levied against personal property inventory and trade fixtures.

     16.  USES PROHIBITED.  Lessee shall not use, or permit said premises, or
          ---------------
any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about said premises any article which may be prohibited by said insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of the hereinafter mentioned fire and public liability insurance covering said building and appurtenances.

     17.  INSURANCE.  Lessee shall maintain comprehensive public liability,
          ---------
plate glass and property damage insurance to protect against any liability to the public, or to any employee, agent or invitee of Lessee or Lessor, incident to the use of or resulting from any accident occurring in or about the premises, with limits of liability of not less than One Million Dollars ($1,000,000.00) for injury to one person, Two Million Dollars ($2,000,000.00) for injury to two or more persons, and Five Hundred Thousand Dollars ($500,000.00) for property damage. A11 policies of insurance provided for herein shall:

          (a) Be written in companies authorized to do business in the State of California, and rated "AAA" or better in Best's Insurance Reports, or as specifically otherwise accepted by Lessor by written consent.

          (b) Be written as primary policies of insurance and not contributing with or in excess of any coverage which Lessor may carry, and cover, insure and name Lessor as an additional assured.

          (c) Contain an endorsement requiring thirty (30) days' written notice to Lessor prior to cancellation or any change in coverage.

     During the term of this Lease, Lessee, at its expense, shall maintain in force insurance against loss or damage by fire to the improvements located upon the leased premises in the initial amount of Five Million Eight Hundred Thousand Dollars ($5,800,000.00) with extended and vandalism coverage and special extended perils ("all risk"), which amount may be increased in future years based upon bona fide appraised increases in replacement cost. However, Lessee need not purchase insurance covering damage due to earthquake.

     Such insurance shall be procured from a responsible insurance company or companies authorized to do business in California, and the policies evidencing such insurance may be endorsed with a mortgagee's loss payable endorsement in standard form and shall be delivered to Lessor (and kept by Lessor or encumbrancer), and renewals thereof shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates and shall be kept by Lessor or any encumbrancer. Lessor shall be named as additional insured on said policies which shall provide that Lessor be given thirty (30) days' notice of any nonpayment of premium or cancellation.

     Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by war of subrogation against either party in connection with any damage covered by any policy. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premiums charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

     18.  COMPLIANCE WITH GOVERNMENTAL REGULATIONS.  Lessee shall, at his sole
          ----------------------------------------
cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force pertaining to Lessee's occupancy of the premises.

     19.  EFFECTS OF CONVEYANCE.  If Lessor is not in default of any of its
          ---------------------
obligations hereunder, the term "Lessor" as used in this Lease means only the owner for the time being of the land and buildings containing the premises, so that, in the event of any sale of said land and buildings, or in the event of a lease of said buildings, the transferring Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder; provided that the purchasing Lessor of the buildings assumes and agrees to carry out any and all covenants and obligations of the Lessor hereunder.

     20.  ADVERTISEMENTS AND SIGNS.  Lessee shall not inscribe, paint or affix
          ------------------------
any signs, advertisements, placecards or awnings on the exterior or roof of the premises or upon the entrance doors, windows, or the sidewalk on or adjacent to the premises without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent. Any signs so placed on the premises shall be so placed upon the understanding and agreement that Lessee will remove same at expiration or termination of this Lease and will repair any damage or injury to the premises caused thereby, and if not so removed by Lessee, then Lessor may remove it at Lessee's expense.

     21.  DESTRUCTION OF PREMISES.  If the building on the premises is damaged
          -----------------------
or destroyed by fire, earthquake, act of God, the elements or as the result of faulty construction or design, Lessee shall give immediate notice thereof to Lessor and the monthly rent due hereunder shall be immediately reduced by an amount equal to the amount of rent per square foot to be paid hereunder multiplied by the number of unusable square feet of floor space. If any such damage or destruction is covered by insurance as provided in paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage or destruction as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, and Lessor shall be entitled to all real property insurance proceeds. If this Lease is terminated, Lessor shall be entitled to receive all real property insurance proceeds less the portion of such insurance proceeds attributable to Lessee's equipment and Lessee's improvements which have been paid for or installed by Lessee, which portion shall be paid to Lessee. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof, Lessor shall, at Lessor's sole cost and expense, repair the damage as soon as possible after such damage or destruction; provided, however, that if such damage or destruction exceeds thirty-five percent (35%) of the replacement value of the building, either party may terminate this Lease within thirty (30) days after such damage or destruction. If a damage or destruction caused by fire, earthquake, acts of God or the elements is not covered by insurance as provided in Paragraph 17 hereof and neither party has terminated this Lease, or the damage or destruction is less than said thirty-five percent (35%), Lessor shall be responsible for reconstruction as above provided, but Lessor's expense for said reconstruction shall be repaid to Lessor by Lessee in equal installments amortized over the remaining term of this Lease, including any options exercised by Lessee, including interest at a rate of two percent (2%) over the best rate obtainable by Lessor for funds used to finance such reconstruction.

     22.  CONDEMNATION.  The word "condemnation" or "condemned" as used in this
          ------------
Lease shall mean the exercise of the power of eminent domain expressed by the condemnor in any writing as well as by the filing of any action or proceeding for such purpose by any entity having the right of power of eminent domain, and shall include a voluntary sale by Lessor to any such entity, either under threat of condemnation or while condemnation proceedings are pending, and "condemnation" shall occur upon the actual taking of possession by the condemnor. In the event the demised premises or any part thereof is condemned and such condemnation materially interferes with Lessee's use of the premises, this Lease shall terminate, and Lessor and Lessee shall be entitled to their respective interests in the amount of any award made with respect thereto, Lessee to receive any portions of the award made as compensation for moving expenses, the value of Lessee's trade fixtures, equipment, alteration, improvements and personal property which Lessee is entitled to remove, and Lessee 's loss of business. The appraisal of the court, or the condemning entity if the condemnation is not determined by a court, of the amount of any such award allocable to such items shall be conclusive. If the total award be fixed by negotiation and be greater than the condemning entity's appraisal, the portion attributable to such items shall be the same proportion of the actual award as said items were of the entity's appraisal. If such condemnation does not materially interfere with Lessee's use of the premises, this Lease shall continue except that rental shall be reduced for the remainder of the term of this Lease, as may be extended, in proportion to the amount of the premises condemned, using the square footage of the building as a base. In such event Lessor, at Lessor's expense, shall repair and remodel the remainder of the premises so that the remaining premises can be used effectively by Lessee. If Lessor's portion of the award is not sufficient to repair and remodel, then Lessee shall reimburse Lessor for the cost of such repairs and remodeling to the extent they exceed Lessor's portion of the award in the same manner as provided in the last sentence of paragraph 21.

     23.  WAIVER.  The waiver by Lessor of any breach of any term, covenant or
          ------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the sate or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     24.  NON-DISTURBANCE.  Notwithstanding any subordination of this Lease,
          ---------------
Lessee shall have the right to quiet possession and shall not be disturbed by a successor in interest to Lessor, provided Lessee is not in default under this Lease and so long as Lessee shall pay rent and observe all other provisions of this Lease.

     25.  ARBITRATION.  In each case where there is a dispute between the
          -----------
parties under this Lease the dispute shall be settled by arbitration. Such arbitration shall be determined as provided in this paragraph and a11 arbitrators shall be disinterested persons of at least ten years' experience in an executive capacity in the active management of major real properties in the Northern California Area. The parts desiring such arbitration shall give notice to that effect to the other party, specifying in said notice the name and address of such person designated to act as arbitrator on its behalf. Within twenty (20) days after the service of such notice, the other party shall give notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first part of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed. If the said two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person; and in the event of their failure to make such decision to appoint such arbitrator within ten (10) days after their meeting, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request the then presiding judge of any Court having jurisdiction thereof to appoint such third arbitrator, and the other party shall not raise any question as to the Court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party or in whose stead as above provided such arbitrator vas appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, said arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon any arbitration decision rendered may be entered by any Court having jurisdiction thereof.

     26.  NOTICES.  All notices to be given hereunder shall be in writing.
          -------

     27.  SUCCESSORS AND ASSIGNS.  The covenants and agreements contained in
          ----------------------
this Lease shall be binding upon the parties hereto and upon their respective heirs, executors, administrators, successors and assigns.

     28.  REMEDIES CUMULATIVE.  The remedies available to Lessor under the terms
          -------------------
of this agreement and in law or equity shall be cumulative and the exercise of one remedy shall not constitute an election of remedies.

     29.  TIME.  Time is of the essence of this Lease.
          ----
     30.  CAPTIONS.  The captions in this Lease are for convenience only and are
          --------
not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     31.  SPECIAL MAINTENANCE.  Lessee shall provide maintenance at least
          -------------------
bimonthly to all air conditioning and heating equipment and repair or replace any equipment when required, including the cost of labor, when not covered by existing warranties. Lessee to supply Lessor with a copy of maintenance agreement contract with a licensed air conditioning service contractor or provide preventative maintenance in accordance with accepted industry practice.

     32.  FLOOR TILE.  Lessee to replace floor tile to Lessor's satisfaction in
          ----------
the event tile is not in the same condition at the expiration of this Lease as when first received, exclusive of normal wear and tear, damages by fire, earthquake, acts of Got or the elements, other casualties or resulting from defects in construction, materials or design.

     33.  RENEWAL OPTIONS.  Lessee shall have an option to renew this Lease for
          ---------------
fifteen (15) consecutive five (5) year terms, commencing on the expiration of the original term of this Lease, be giving notice to Lessor at least one hundred and twenty (120) days prior to the expiration of the original, or the then extended term, of Lessee's election to exercise this option to renew. The extended terms shall be upon all the terms and conditions set forth herein, including, but not limited to, paragraph 34 hereof.

     34.  RENTAL INCREASES.  The monthly rental for each five (5) year period
          ----------------
during which this Lease remains in force and effect, commencing with the sixth
(6th) year of this Lease, shall increase by the amount equal to seven percent (7%) of the monthly rental payable during the five (5) year period immediately preceding each such period.

     35.  SHORT FORM.  Lessee shall hare the right to record a short form of
          ----------
this Lease and Lessor agrees to assist Lessee in such recordation.

     36.  EXHIBITS.  Exhibits A, B and C attached hereto and to be attached
          --------
hereto are incorporated herein by reference thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                              "Landlord"

                              /s/ John A. Sobrato
                              -------------------
                              John A. Sobrato

                              /s/ Susan R. Sobrato
                              --------------------
                              Susan R. Sobrato

                              /s/ Carl E. Berg
                              ----------------
                              Carl E. Berg

                              /s/ Mary Ann Berg
                              -----------------
                              Mary Ann Berg

                              "Tenant"

                              AMDAHL CORPORATION

                              By:  /s/ Don L. Beck
                                   ---------------
                                   Don L. Beck

                              Its:  Facilities Manger

                                   EXHIBIT A
                                   ---------

                        PLAN OF SUBLET SPACE FLOOR PLAN

                                   EXHIBIT B
                                   ---------

     6. In the event any permanent financing obtained by Lessor includes a provision allowing the lender to call the maturity of the permanent loan (and thereby achieve total repayment of the permanent loan) prior to thirty (30) years and if the lender exercises such right, the monthly rental for the Premises, effective on the date of such refinancing, shall be recalculated according to the following formula:

     X      +  (B-A) = New Monthly Rental

     X      =  the monthly rental payable during the immediately preceding calendar month, as it may have been increased pursuant to Paragraph 34 of the Lease.

     A      =  one-twelfth (1/12) of the number of dollars equal to the interest rate on Lessor's previous permanent financing multiplied by then then existing outstanding principal balance under such permanent financing at the time of total repayment of such financing.

     B      =  one-twelfth (1/12) of the number of dollars equal to the interest rate on Lessor's replacement permanent financing multiplied by the existing outstanding principal balance under Lessor's previous permanent financing at the time of total repayment of such financing.

Provided, however, in no instance shall the monthly rental for the Premises after such recalculation be less than "X" in the above formula.

     7. Lessee shall have access to all of Lessor's records and accounts relating to construction of the office building and the Construction Costs at all times, and Lessee shall have the right to audit such books and records at any time. Lessor shall deliver to Lessee, prior to execution, all contracts and plans, and Lessor shall obtain Lessee's approval of all contracts and plans prior to execution and implementation of same. Lessor shall obtain standard warranties from all contractors, subcontractors and materialmen. Lessee shall have the right to make changes in the Plans, as defined in the Lease, at any time; provided, however, in the event any such Lessee' changes in the Plans delay the scheduled completion date of the project beyond December 1st, 1979 and such delay is not attributable to any cause or event other than Lessee's changes in the Plans, the commencement date of the Lease with regard to monthly rent only shall occur earlier than as defined in the Lease by the number of days equal to the number of days of delay in the scheduled completion date of the project beyond December 1, 1979 which are solely attributable to Lessee's changes in the Plans.

     8. Lessor agrees to use Lessor's best efforts to get the lowest possible interest rate on any permanent financing on the Premises or any financing on the Premises referred to herein or in the Lease; provided, however, Lessee shall have the right to provide any such financing if Lessee is able to obtain a lower interest rate on any such financing.

     9. Notwithstanding anything to the contrary in the WITNESSETH, Lessor's obligation to repair defects in the materials and construction of the office building and any other improvements constructed by Lessor pursuant to the Lease, shall include all patent and latent defects in the office building and other improvements constructed by Lessor pursuant to Lease, but shall not include repairs required due to ordinary wear and tear or repairs required due to damage caused by Lessee.

     10. Lessee hereby authorizes Lessor to apply for permanent financing from Mutual of New York on the following terms:

          1.   Amount - $6,800,000.00.
               ------
          2.   Amortization Term - Thirty (30) years.
               -----------------
          3.   Lender Call Privilege - Fifteen (15) years.
               ---------------------

          4.   Interest Rate - 10% with lender right to increase up to 10 1/4%
               -------------
upon California usury law 10% limitation being changed.

          5.   Rent Coverage Over Monthly Debt.
               -------------------------------

               Service Charge - 1.25.
               --------------

               Lessor's loan application in conformance with the foregoing shall be attached hereto within thirty (30) days after Lessor's application.

     In the event the interest rate under the above authorized permanent financing is actually increased by the lender to 10 1/4%, effective on the day of such increase in the interest rate, the monthly rental for the Premises shall be recalculated under Paragraph 5(b)(i) hereof.

     IN WITNESS WHEREOF, the parties hereto have executed two (2) or more copies of the Letter Agreement on June 7, 1979.

                              "Lessor"

                              /s/ John A. Sobrato
                              -------------------
                              John A. Sobrato

                              /s/ Susan R. Sobrato
                              --------------------
                              Susan R. Sobrato

                              /s/ Carl E. Berg
                              ----------------
                              Carl E. Berg

                              /s/ Mary Ann Berg
                              -----------------
                              Mary Ann Berg

                              "Lessee"

                              AMDAHL CORPORATION

APPROVED FINANCE              By:  /s/ Don L. Beck
                                   ---------------
                                    Don L. Beck

_________________________     Its:  Facilities Manger
James Hughes

                                   EXHIBIT C
                                   ---------

                        ANTENNA SITE LICENSE AGREEMENT

     THIS ANTENNA SITE LICENSE AGREEMENT (this "Agreement") is made and entered
                                                ---------
into effective as of January __, 1998 (the "Effective Date"), by and between
                                            --------------
AMDAHL COMPANY, a Delaware corporation ("Licensor"), and EXODUS COMMUNICATIONS,
                                         --------
INC. ("Licensee").
       --------

                                  WITNESSETH:

     WHEREAS, Licensor is the tenant in a building (the "Building") located at
                                                         --------
2251 Lawson Lane in Sunnyvale, California.

     WHEREAS, Licensee and Licensor have entered into a Sublease Agreement (the "Sublease") dated as of January __, 1998, covering certain space in the Building
 --------
and Licensee desires to enter into this Agreement in order to install a satellite dish on the roof of the Building, and Licensor consents to granting Licensee such right upon the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each in consideration of the duties, covenants and obligations of the other hereunder, Licensor and Licensee hereby agree as follows:

     1.   Definitions.  Licensor and Licensee agree that the respective terms as
          -----------
used herein shall have the following meanings:

          "Antenna Site" means a portion of the roof of the Building as
           ------------
designated on Exhibit A attached hereto and made a part hereof.
              ---------

          "Satellite Dish" means one (1) satellite dish not to exceed 24 inches
           --------------
in diameter, with the appearance and quality of such satellite dish being approved by Licensor in Licensor's sole discretion.

          "Site Equipment" means the Satellite Dish, including, without
           --------------
limitation, any cabling or wiring and accessories used in connection therewith and approved by Licensor for the installation, operation and maintenance of the Satellite Dish, as more particularly described in Exhibit B attached hereto and
                                                  ---------
made a part hereof for all purposes.

     2.   License.  Subject to and upon the terms, provisions and conditions
          -------
hereinafter set forth, Licensor has granted and does hereby grant to Licensee, a non-exclusive license (the "License") to use the Antenna Site for the
                            -------
installation, operation and maintenance, at Licensee's sole expense, of the Site Equipment. The License granted by this Agreement is limited to allowing Licensee to install, maintain, repair and operate on the Antenna Site only the Site Equipment which Licensee owns for purposes of providing (i) communication services used in the operation of Licensee's international business activities where Licensee holds a Federal Communications Commission ("FCC") license for
                                                           ---
said use, (ii) common carriage where Licensee holds a FCC license as a Radio Common Carrier, (iii) communication services for others where Licensee holds a FCC license as the system operator, or (iv) transceivers for use by others where others hold a FCC license for the operation of said transceivers.

     3.   Term.  Subject to and upon the terms and conditions set forth herein,
          ----
the term of this Agreement shall commence on the Commencement Date (as defined in the Sublease) and shall expire upon the expiration or termination of the Sublease.

     4.   Use.  Licensee shall not use, or permit the Antenna Site to be used,
          ---
for any purpose other than that stated in Paragraph 2 above, or for any purpose
(i) which is unlawful, disreputable or deemed to be extra-hazardous on account of fire, (ii) which generates chemicals or hazardous substances, (iii) which would cause structural loads to be exceeded, or (iv) will cause any of the rates for any insurance carried by Licensor or any other occupant of the Building to be increased or in such a manger as will affect or cause a cancellation of any such insurance policy. In all events, Licensee shall not engage in any activity which is not in keeping with the first-class standards of the Building. Additionally, Licensee shall comply with, and shall cause its employees, agents and contractors to comply with, all Legal Requirements (defined below).

     As used in this Agreement, "Legal Requirements" shall mean any applicable
                                 ------------------
law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and "Governmental Authority" shall mean the United
                             ----------------------
States, the state, county, city and political subdivisions in which the Building is located or which exercise jurisdiction over the Building, and any agency, department, commission, board, bureau or instrumentality of any of the foregoing which exercise jurisdiction over the Building.

     5.   Survival.  Any claim, cause of action, liability or obligation arising
          --------
during the term of this Agreement and under the provisions hereof in favor of a party hereto and against or obligating the other party hereto shall survive the expiration or any earlier termination of this Agreement.

     6.   Compliance with Technical Standards, Legal Requirements and Building
          --------------------------------------------------------------------
Rules.  Licensee agrees that the installation, operation and maintenance of the
-----
Site Equipment at all times, and at Licensee's expense, shall comply with such technical standards (including, without limitation, technical standards relating to frequency compatibility, radio interference protection, antenna type and location, and physical installation) as are reasonably established by Licensor (the "Technical Standards"). Licensor shall have the right to change the
      -------------------
Technical Standards from time to time without the consent of Licensee if any such change is determined by Licensor as necessary (a) to comply with Legal Requirements, (b) for the safety or care of all or any portion of the Building or any portion thereof, or (c) to the extent necessary to address changes in communication equipment specifications. If any new Technical Standards established by Licensor shall require that Licensee modify or revise the then existing installation, operation or maintenance of the Site Equipment, Licensee shall make such modifications or revisions within a reasonable time thereafter. Additionally, the access to, and installation, maintenance and operation of, the Site Equipment must at all times be in strict compliance with all Legal Requirements and with the rules and regulations of the Building reasonably adopted by Licensor from time to time (the "Building Rules").
                                            --------------

     7.   Interference.  If, in the reasonable judgment of Licensor, any
          ------------
electrical, electromagnetic, radio frequency or other interference shall result from the operation of any of the Site Equipment, Licensee agrees to shut down Licensee's equipment upon thirty (30) days' prior notice to Licensee; provided, however if an emergency situation exists, as determined by Licensor in its reasonable discretion, Licensor may shut down Licensee's equipment immediately and shall give Licensee notice thereof as soon as possible thereafter. Licensee shall indemnify, defend, protect and hold harmless Licensor from all expenses, costs, damages, loss, claims or other liabilities arising out of said shutdown, unless the necessity for such shutdown is caused by the gross negligence or willful misconduct of Licensor. Licensee agrees to cease operations (except for intermittent testing on a schedule approved by Licensor) until the interference has been corrected to the satisfaction of Licensor. If such interference has not been corrected within sixty (60) days, Licensor, at its sole option, either may terminate this Agreement forthwith, or may require that Licensee immediately remove from the Antenna Site the specific item of the Site Equipment causing such interference, in which latter case the Monthly License Fee shall be reduced by the portion of the fee applicable to such equipment for the remainder of the term of this Agreement and all other terms and conditions of this Agreement shall remain in full force and effect.

     8.   Common Equipment.  If Licensor, at its sole option and expense, or any
          ----------------
other person or entity, furnishes any antennae, satellite dish, transmission lines, combiners, multicouplers and/or other related equipment (herein called the "Common Antenna Systems") on the roof of the Building, and provided that the
     ----------------------
Common Antenna Systems are compatible with the Site Equipment, Licensor, at its sole option, may require, by written notice to Licensee, that Licensee connect the Site Equipment to the Common Antenna Systems within one hundred eighty (180) days after the date of such notice. Licensor also may require Licensee to pay a reasonable one-time connection fee and a recurring Common Antenna System's maintenance fee in connection therewith. After receipt of such notice from Licensor, Licensee may elect to either (a) terminate this Agreement, or (b) to connect the Site Equipment to the Common Antenna Systems and pay the applicable fees. Licensee must notify Licensor of its election in writing within thirty
(30) days after receipt of Licensor's notice. If Licensee does not respond within said 30-day period then Licensee shall be deemed to have elected option
(a), and such termination shall be effective one hundred eighty (180) days after the date of such notice from Licensor.

     9.   Relocation Right.  Licensor reserves the right to require Licensee
          ----------------
from time to time to relocate the Site Equipment to a new location in the Building designated by Licensor (the "New Antenna Site"), in which event the
                                      ----------------
Licensor (the "New Antenna Site"), in which event the New Antenna Site shall be
               ----------------
deemed to be the Antenna Site for all purposes under this Agreement, provided that the New Antenna Site does not materially and adversely affect the operation of the Site Equipment. If Licensor requires Licensee to relocate the Site Equipment to the New Antenna Site pursuant to the provisions of this Paragraph 9 and Licensor is not then requiring (i) any other licensee or tenant maintaining a satellite dish or an antenna system in the Building to relocate its equipment to the same general location as the New Antenna Site, or (ii) any other licensee or tenant maintaining a satellite dish or an antenna system in the same general location as the original Antenna Site to relocate its equipment to a new site, then in such event (but only in such event) Licensor shall reimburse Licensee for the reasonable actual costs incurred by Licensee to physically move Licensee's Site Equipment from the original Antenna Site to the New Antenna Site within thirty (30) days of receipt of an invoice and supporting documentation therefor. Notwithstanding anything to the contrary in the immediately preceding sentence, if Licensor or Landlord under the Sublease has previously required Licensee to relocate the Site Equipment to a new location and Licensee was not reimbursed for the costs incurred by Licensee to so move the Site Equipment from the old location to the new location, and Licensor (and not Landlord under the Sublease) then requires Licensee to relocate the Site Equipment to a new location, then Licensor shall reimburse Licensee for the reasonable actual costs incurred by Licensee to physically move the Site Equipment from the previous location to the newly designated New Antenna Site within thirty (30) days of receipt of an invoice and supporting documentation therefor. All of the terms, covenants and conditions of this Agreement shall remain the same for the New Antenna Site as are stated herein to be applicable to the original Antenna Site except Licensor and Licensee agree to amend this Agreement to identify the space comprising the New Antenna Site.

     10.  Damage to Building.  At Licensee's own cost and expense, and by use of
          ------------------
a contractor or contractors approved in writing by Licensor, Licensee shall repair or replace in accordance with Legal Requirements any damage or injury done to the Building, or any portion thereof, caused by Licensee or Licensee's agents, employees or contractors, which repairs or replacements must be made to the same or as good a condition as existed prior to such injury or damage (reasonable wear and tear excepted); provided, however, Licensor, at its option, may make such repairs or replacements after written notice to Licensee, and Licensee shall repay Licensor the actual cost thereof, plus a charge equal to fifteen percent (15%) of such costs for administrative cost recovery, within thirty (30) days after receipt of an invoice therefor.

     11.  Maintenance.  At Licensee's own cost and expense, and by use of a
          -----------
contractor or contractors approved in writing by Licensor, Licensee shall keep the Site Equipment and the Antenna Site in a good condition, at least similar to the condition as of the Commencement Date, normal wear and tear excepted, and shall perform all repairs and improvements to the Site Equipment required by Legal Requirements. If Licensee fails to commence any such repairs or improvements to the Site Equipment within ten (10) days after written notice from Licensor, and thereafter diligently proceed with such repair until completion, Licensor, at its option, may make such repair or any replacement reasonably deemed necessary by Licensor, and Licensee shall pay to Licensor the actual cost thereof. Licensee shall exercise reasonable efforts to control its agents, employees, invitees and visitors to the Antenna Site in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other licensee, tenant of the Building, or Licensor in its operation of the Building or any portion thereof. Licensor shall have no obligation to license, maintain, operate or safeguard the Site Equipment.

     12.  Assignment and Sublicensing.
          ---------------------------

          (a) Licensee may not assign this Agreement without the prior written consent of Licensor, which consent Licensor may withhold in its sole discretion. (Licensee's reincorporation in the State of Delaware shall not be deemed an assignment for the purposes of this License.) Licensee shall not be permitted to sublicense to, or share the Site Equipment with, third parties without the prior written consent of Licensor, which consent Licensor may withhold in its sole discretion. Notwithstanding anything to the contrary contained herein, no such assignment or sublicense by Licensee shall relieve Licensee of any covenants or obligations under this Agreement. As used herein, "Permitted Entity" shall mean any assignee
                                       ----------------
(but not sublessee) to which this Agreement is assigned in accordance with this Paragraph 12(a).

          (b) Licensor shall have the right to transfer and assign, in whole or in part, all its rights and obligations under this Agreement and in the Building, the Building and/or any portion of the Building, and in such event and upon its transferee's assumption of Licensor's obligations thereafter accruing under this Agreement (and such transferee to have the benefit of, and be subject to, the provisions of Paragraph 20), no further liability or obligation shall thereafter accrue against Licensor hereunder.

     13.  Inspection.  Licensee shall permit Licensor or its agents or
          ----------
representatives at all reasonable hours upon reasonable prior written notice to Licensee (except for emergencies for which such entry may be made at any time and without notice) to have access to the Site Equipment to (a) inspect the Site Equipment, (b) make technical measurements or tests related to the Site Equipment, (c) perform any obligations of Licensee under this Agreement which Licensee has failed to perform, and (d) assure Licensee's compliance with the terms and provisions of this Agreement and with all Technical Standards, Legal Requirements and Building Rules, and in doing so, Licensor shall exercise reasonable efforts not to materially interfere with Licensee's use of the Site Equipment.

     14.  Licensor's Review of Plans and Approval of Contractors.
          ------------------------------------------------------

          (a) Prior to installing or allowing any equipment to be installed in or on the Antenna Site, Licensee shall submit detailed plans and specifications of the planned installation for Licensor's approval. Licensor shall have fifteen (15) days after submission to review and approve such plans which must in all events be in compliance with the Technical Standards and with all Legal Requirements. In no event will Licensor's approval of such plans be deemed a representation that such plans comply with Legal Requirements and with the Technical Standards or will not cause interference with the Site Equipment or other communications operations, such being Licensee's sole responsibility.

          (b) Licensor shall have the right of prior approval of any contractors (each such contractor hereinafter referred to as an "Outside Contractor")
                                                     ------------------
performing any installation, modification or maintenance work on behalf of Licensee on the Antenna Site, which approval shall not be unreasonably withheld. If Licensee performs its own installation, modification or maintenance work, Licensor's right of prior approval also shall extend to Licensee as a contractor, and any reasonable withholding or recision of Licensor's approval of Licensee as a contractor shall not relieve Licensee of its obligations hereunder. Licensee shall submit the name of any proposed contractor to Licensor prior to such contractor performing any work on behalf of Licensee on the Antenna Site and Licensor shall notify Licensee within fifteen (15) days after such submission as to whether Licensor has approved such contractor.

          (c) All work performed by an Outside Contractor shall be performed in a good and workmanlike manner, and in compliance with Legal Requirements, the Technical Standards, this Agreement and the Building Rules. It shall be the responsibility of Licensee to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with the operation, maintenance, repair and use of the Building or the transaction of business in the Building; (ii) comply with such reasonable rules and regulations applicable to all work being performed in the Building or in any other portion of the Building as may be promulgated from time to time by Licensor, (iii) maintain such insurance and bonds in full force and effect as may be reasonably requested by Licensor and as required by Legal Requirements; and (iv) be responsible for reaching agreement with Licensor as to the terms and conditions for all contractor items relating to conducting its work. As a condition precedent to Licensor's approving the Outside Contractor pursuant hereto, Licensee and the Outside Contractor shall deliver to Licensor such assurances or instruments as Licensor may reasonably require to evidence the Outside Contractor's compliance or agreement to comply with the provisions of clauses
(i), (ii), (iii), and (iv) of this subparagraph (c). Each Outside Contractor shall not perform and, upon the request of Licensor or any other owner of any portion of the Building, whether written or oral, each Outside Contractor shall cease to perform, any activity that is disruptive to the conduct of business within the Building or other occupants of the Building.

          (d) Licensee shall not allow any liens to be filed against the Antenna Site or the Building in connection with the installation of, or any repair or alteration work to, the Site Equipment or the Antenna Site performed by Licensee or an Outside Contractor. If any such liens shall be filed, Licensee shall cause the same to be released within fifteen (15) days after the filing thereof by bonding or other method acceptable to Licensor. If Licensee shall fail to timely cancel or discharge said lien or liens as required above, Licensor at its sole option may cancel or discharge the same, and Licensee shall pay to Licensor the actual cost thereof, within thirty (30) days after receipt of an invoice therefor. Licensee shall indemnify and hold harmless Licensor from all losses, costs, damages, claims and expenses (including reasonable attorneys' fees and costs of suit), liabilities or causes of action arising out of or relating to any alterations, additions or improvements that Licensee or any Outside Contractor makes to the Site Equipment or the Antenna Site, including any occasioned by the filing of any mechanic's, materialman's, construction or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Licensee for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Site Equipment or the Antenna Site are hereby charged with notice that they must look solely to Licensee for payment of same and Licensee's purchase orders, contracts and subcontracts in connection therewith must clearly state this requirement.

     15.  Removal of Site Equipment.  Prior to the expiration or earlier
          -------------------------
termination of this Agreement, Licensee shall be obligated to remove the Site Equipment (except any transmission lines installed by or on behalf of Licensee which becomes the property of Licensor automatically upon the expiration or termination of this Agreement) from the Antenna Site and to restore the Antenna Site to the condition that existed immediately prior to the installation of the Site Equipment, normal wear and tear excepted. Upon the expiration or earlier termination of this

Agreement, Licensor shall have the right to re-enter and resume possession of the Antenna Site and the remaining Site Equipment. If Licensee fails to so remove the Site Equipment prior to the expiration or earlier termination of this Agreement, Licensor may have the same removed and any resulting damage repaired at Licensee's cost and expense and in such event the Site Equipment will become the property of Licensor automatically and may be disposed of by Licensor in its sole discretion, without any right of reimbursement therefor to Licensee.

     16.  Casualty.  In the event of a fire or other casualty in or on the
          --------
Antenna Site, Licensee promptly shall give written notice thereof to Licensor upon Licensee's becoming aware thereof. If the Antenna Site is totally destroyed by fire or other casualty, or if the Building is damaged by a fire or casualty so that in Licensor's reasonable opinion, the Antenna Site can no longer be practically used by Licensee, and Licensor (acting in its sole discretion) does not agree to provide Licensee with an alternate site for Licensee's Site Equipment, then either party shall have the right to terminate this Agreement by giving notice of such election to terminal to the other party within sixty (60) days from the date of such casualty, which termination shall be effective as the date such notice is furnished to the other party. Nothing herein shall be construed to require Licensor to rebuild the Antenna Site.

     17.  Damages from Certain Causes.  Licensor or its agents shall not be
          ---------------------------
liable or responsible to Licensee for any loss or damage to any property or person occasioned by theft, fire, vandalism, act of God, public enemy, injunction, riot, strike, inability to procure materials, insurrection, war, court, order, requisition or other order of governmental body or authority, or for any other causes beyond Licensor's reasonable control, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or the Building, except to the extent such damage is caused by the gross negligence or willful misconduct of Licensor or Licensor's agents.

     18.  Indemnity.  Licensee agrees to protect, defend, indemnify and hold
          ---------
harmless Licensor, Licensor's affiliates and partners, and the partners, shareholders, officers, directors, employees and agents of Licensor, its affiliates and partners (any and all of the foregoing sometimes referred to as "indemnified party" from and against any and all claims of third parties
------------------
(including those relating to hazardous substances or the negligence of Licensor and/or an indemnified party) and all costs, expenses and liabilities (including reasonable attorneys' fees and costs of suit) incurred in connection with this Agreement or the License, or Licensee's exercise of its rights hereunder, including any action or proceeding arising from or in connection with this Agreement or the License, or Licensee's exercise of its rights hereunder, except to the extent that such claims arise by reason of the willful misconduct, fraud, bad faith or gross negligence of Licensor and/or an indemnified party. In the event that a claim is partly the result of the willful misconduct, fraud, bad faith, or gross negligence by Licensor and/or an indemnified party described in the preceding sentence, and also partly the result of the act or omission of Licensee and/or a third party, the foregoing exception shall apply only to that portion of the loss or damage attributable to such willful misconduct, fraud, bad faith, or gross negligence by Licensor and/or an indemnified party. As to any matter to which an indemnified party is indemnified by Licensee, Licensee also releases each indemnified party from any cause of action or claim by Licensee against such indemnified party with respect thereto.

     Promptly after receipt by an indemnified party of notice of any claim or commencement of any action as to which such indemnified party may seek indemnification, Licensor or such indemnified party shall notify Licensee in writing of such claim or of the commencement of such action. If any such action shall be brought against any indemnified party, and Licensor or such indemnified party shall notify Licensee of the commencement thereof, Licensee shall assume the defense thereof at its expense. If Licensee admits in writing that its indemnity covers such claim or action, then Licensee may direct such defense and Licensor and the indemnified party may participate in any action at its own expense. If Licensee fails to assume or diligently direct the defense of such claim or action and such failure continues for twenty (20) days after written notice from the indemnified party to Licensee, then the indemnified party's participation shall be at Licensee's expense. Licensee shall be entitled to settle such claim or action without the consent of the indemnified party, if such is done at no cost or expense of the indemnified party and the indemnified party shall be fully released by all parties (including Licensee) as part of such settlement and the indemnified party has no further liability on account of such claim or action. The indemnified party shall be entitled to settle such claim or action at Licensee's cost and expense without the consent of Licensee if Licensee fails to perform its obligations under this Paragraph 18. In all other cases, the consent of the other party shall be required with respect to any settlement by either the indemnified party or Licensee. The provisions of this Paragraph 18 shall not be limited by the term of this Agreement and shall survive the expiration or termination of this Agreement for any reason for a claim which is made or a cost, expense or liability which is incurred prior to four (4) years following such termination or expiration.

     Licensor and Licensee agree: (i) an indemnified party shall seek recovery on the indemnity contained in this Paragraph 18 only to the extent the claim, cost, expense or liability is not paid by the insurance, (ii) the fact that Licensee makes a payment to an indemnified party shall not prevent Licensee from having the benefit of any applicable insurance coverage, and (iii) nothing shall prevent Licensee from seeking to recover any sums payable by it under this Paragraph 18 from a third party other than an indemnified party.

     19.  Default by Licensee.  The occurrence of any of the following events
          -------------------
and the expiration of any grace periods hereafter described shall constitute an "Event of Default" under this Agreement on the part of Licensee:
 ----------------

          (a) Licensee shall fail to pay any sum to be paid by Licensee under this Agreement, and such failure shall continue for five (5) days after Licensee's receipt of written notice from Licensor (provided that Licensor shall only be obligated to give Licensee written notice of any monetary default twice in any twelve (12) month period, and thereafter Licensee shall be deemed in default within five (5) days after failure to make such payment without requirement of notice from Licensor);

          (b) Licensee shall assign its interest in this Agreement or sublicense any portion of the Antenna Site or otherwise breach the provisions of Paragraph 12(a);

          (c) a breach shall be made in the performance of any of the other covenants or conditions which Licensee is required to observe and to perform (other than those referred to in subparagraphs (a) and (b) above), and such breach shall continue for thirty (30) days after notice from Licensor of such breach (unless with respect to any default which cannot be cured within thirty
(30) days due to causes beyond Licensee's reasonable control, Licensee, in good faith, alter receiving such notice, shall have commenced to cure such default within such 30-day period and thereafter shall continue diligently to perform all action necessary to cure such default); or

          (d) a default shall occur under the Sublease and shall continue after the expiration of any grace periods permitted under the Sublease for such default.

     If an Event of Default on the part of Licensee shall have occurred under this Agreement, then or at any time thereafter while such Event of Default continues, Licensor, at Licensor's option, shall have all rights and remedies provided at law or in equity, including without limitation, the right to terminate this Agreement by providing Licensee with written notice of such termination, which termination shall be effective upon Licensee's receipt of such notice.

     20.  Licensee's Remedies.  Licensee specifically agrees to look solely to
          -------------------
Licensor's (or its successors') interest in the Building for the recovery of any judgment from Licensor, it being agreed that Licensor (and if Licensor is a partnership, its partners [direct or indirect, general or limited], or if Licensor is a corporation, its directors, officers or any successors in interest) shall never be personally liable for any such judgment.

     21.  Partial Invalidity.  If any term or provision of this Agreement, or
          ------------------
the application thereof to any person or circumstance, to any extent shall be held invalid or unenforceable, as finally determined by a court of competent jurisdiction, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable; shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the extent permitted by law.

     22.  Attorneys' Fees.  If Licensee or Licensor fails to perform any of the
          ---------------
terms, covenants, agreements or conditions contained in this Agreement and the other party places the enforcement of this Agreement, or any part thereof, or the collection of any sums due, or to become due hereunder, in the hands of any attorney who files suit upon the same, the non-prevailing party agrees to pay the prevailing party's reasonable attorneys' fees.

     23.  No Waiver.  Failure of Licensor or Licensee to insist on strict
          ---------
performance of any of the conditions, covenants, terms or provisions of this Agreement or to exercise any of its rights hereunder shall not be deemed a waiver of such rights, but Licensor or Licensee shall have the right to enforce such rights at any time and take such action as might be lawful or authorized hereunder, either in law or in equity. The receipt of any sum paid by Licensee to Licensor after a breach of this Agreement shall not be deemed a waiver of such breach unless expressly set forth in writing.

     24.  Amendments.  This Agreement may not be altered, changed, or amended,
          ----------
except by an instrument in writing signed by both parties hereto.

     25.  No Public Dedication.  No provision contained in this Agreement shall
          --------------------
be construed to grant any gift, dedication or any irrevocable rights to the general public or for any quasi-public purpose whatsoever, of, in, or to, any portion of the Building; it being the intention of the parties hereto that this Agreement shall be strictly limited to, or for, the purposes herein expressed.

     26.  No Third Party Beneficiary.  No rights, privileges or immunities of
          --------------------------
any party hereto shall inure to the benefit of any tenant, customer, employee, or invitee of the Building or any other third party; nor shall any tenant, customer, employee or invitee of the Building or any other third party be deemed to be a third party beneficiary of any of the provisions contained herein.

     27.  Miscellaneous.
          -------------

          (a) This Agreement shall be binding upon and inure to the benefit of Licensor, its successors and assigns, and shall be binding upon and inure to the benefit of Licensee, its successors, and, to the extent assignment may be approved by Licensor hereunder, Licensee's assigns.

          (b) All rights and remedies of Licensor under this Agreement shall be cumulative and none shall exclude any other rights or remedies allowed by law; and this Agreement is declared to be a California contract, and all of the terms thereof shall be construed according to the laws of the State of California.

          (c) Nothing contained in this Agreement shall be construed to make the parties hereto partners or joint venturers, or to render any said parties liable for the debts or obligations of the other, except as expressly provided in this Agreement.

          (d) Article headings, captions and other similar designations are for convenience and reference only, and in no way define or limit the scope and content of this Agreement, or in any way affect its provisions.

          (e) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

          (f) The terms and provisions of Exhibits A through B, inclusive,
                                          ----------         -
attached hereto, are hereby made a part hereof for all purposes.

          (g) Time is of the essence in this Agreement.

     IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement as of the date aforesaid.

                              LICENSOR
                              --------

                              AMDAHL CORPORATION,
                              a Delaware corporation

                              By:  /s/ Edward S. Hartford
                                   ----------------------
                              Name:  Edward S. Hartford
                                     ------------------
                              Title:  Vice President, Corporate Facilities
                                      ------------------------------------

                              LICENSEE
                              --------

                              EXODUS COMMUNICATIONS, INC.

                              By:  /s/ Richard Stoltz
                                   ------------------
                              Name:  Dick Stoltz
                                     -----------
                              Title:  COO & CFO
                                      ---------

EXHIBITS:
--------

A - Antenna Site
B - Site Equipment

                                   EXHIBIT A
                                   ---------

                       to Antenna Site License Agreement

Antenna site to be determined by Licensee subject to reasonable approval of Licensor.

                                   EXHIBIT D
                                   ---------

                               SUBLESSOR'S WORK
                               ----------------

     SubLessor shall perform the following work at SubLessor's sole expense:
(i) replace the existing floor tile in the compute room area of the Sublet Space, (ii) create a mutually acceptable demised floor plan in order to separate existing tenants from one another, and (iii) re-configure the cafeteria area shown on Schedule 1 attached hereto into open landscape office.
         ----------

                                  SCHEDULE 1
                                  ----------

                       PLAN OF BUILDING 07 (FIRST FLOOR)